[front cover]

[graphic images: acorn, Greek column, graduation mortar board cap, hands clasped in handshake)

Annual Report
March 31, 1999

Galaxy II Funds

Galaxy Funds

Galaxy II Large Company
Index Fund

Galaxy II Small Company
Index Fund

Galaxy II Utility
Index Fund

Galaxy II U.S. Treasury
Index Fund

Galaxy II Municipal
Bond Fund

[logo: Galaxy Funds]

--------------------------------------------------------------------------------
Market Overview

[pullquote]

"To prevent further economic turmoil
overseas from threatening growth at
home, the Federal Reserve (the "Fed")
cut short-term interest rates by 75
basis points (0.75%) during the fall of
1998."

[end pullquote]

Market Overview

By Fleet Investment Advisors Inc.

     Prices for both stocks and bonds improved in the 12 months ended March 31, 1999, as inflation remained low and interest rates fell. Although U.S. economic growth was stronger than most analysts expected, improved productivity and competitive pricing kept inflation in check. To prevent further economic turmoil overseas from threatening growth at home, the Federal Reserve (the "Fed") cut short-term interest rates by 75 basis points (0.75%) during the fall of 1998. The anticipation of these cuts, plus heavy demand for Treasury securities from investors seeking refuge from economic uncertainty here and abroad, helped bond prices rally from May to October of 1998. Bonds retained most of their gains in the months that followed, as a continued flight to quality helped offset concerns that unexpectedly strong domestic growth might cause the Fed to raise short-term interest rates.

     With economic growth healthier than analysts had forecast, and inflation still low, broad stock benchmarks like the Standard & Poor's(R) 500 Composite Stock Price Index (the "S&P(R) 500 Index")enjoyed gains that were above their historic averages. The market's advance was due primarily to exceptional gains by stocks of larger firms, which offset deep losses by small-company shares.

     During the reporting period, the S&P(R) 500 Index had a total return of 18.49%, the Standard & Poor's(R) SmallCap 600 Stock Price Index (the "S&P(R) 600 Index") had a total return of -19.13%, and the U.S. Treasury component of the Salomon Brothers Broad Investment Grade Bond Index returned 7.01%. Over the same time the Lehman Brothers Seven-Year Municipal Bond Index earned a total return of 5.92%.

A Surprisingly Strong Economy

     When the reporting period began in the second quarter of 1998, U.S. growth was slowing. The Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 1.8% versus a rate of 5.5% during the first quarter of 1998. Growth slowed largely as the result of reduced trade with Asia, where economies had been weak for more than a year.

     While stock investors were encouraged by modest inflation and low interest rates, they became nervous about future earnings. As a result, prices for stocks of larger firms, whose earnings tend to be more reliable, continued to gain, while prices for small-cap shares and most stocks on the New York Stock Exchange declined. Bond prices traded in a narrow range during this time, as investors remained uncertain whether inflation would remain controlled by slower growth or would increase from rising wages.

     Although the Commerce Department later reported that the GDP grew at an annualized rate of 3.7% in the third quarter of 1998, investors worried during the quarter about the broadening of economic problems overseas. As a recession in Japan added to Asia's troubles, the Russian economy faltered. Concerned about a global economic downturn, investors abandoned these regions -- as well as Latin America and other emerging markets. Meanwhile, a cut in exports helped to slow growth and trim corporate earnings in the U.S. Prices for stocks declined in this environment. Between July and August, the S&P(R) 500 Index suffered a loss of 19%, virtually erasing its year-to-date gains. Losses for stocks of smaller companies were particularly deep. By September, however, bargain hunting by investors and the hope of lower interest rates were helping stock prices to rebound.

     As investors looked for a safe haven from volatile stock prices and global economic turmoil in the third quarter, long-term Treasury yields set record lows. By the end of September, after the Fed had cut short-term interest rates by 25 basis points (0.25%) to sustain domestic growth, 30-year Treasury yields had fallen to 4.97% -- from 5.93% six months earlier.

     Although corporate earnings reports remained disappointing in the fourth quarter of 1998, stock prices rebounded sharply. Investors were cheered as economic growth strengthened. (The Commerce Department later reported a GDP growth rate of 6.1% for the fourth quarter.)

[pullquote]

"With more moderate growth, inflation
should remain low, allowing the Fed to
keep interest rates on hold. Bond prices could then strengthen in months to come."

[end pullquote]

      Stocks also gained as the Fed continued to cut short-term rates. In October, the Fed took the unusual step of trimming rates by 25 basis points between its regular meetings to give the bond market liquidity in the face of an international financial crisis. In November, with continued turmoil abroad, the Fed imposed another 25 basis point cut. Bond prices were volatile in this environment, ending the quarter slightly lower than where they began. By December 31, the yield for long-term Treasuries stood at 5.09%.

      In the first quarter of 1999 a further advance by large-cap stocks pushed the Dow Jones Industrial Average above 10,000 for the first time. Although corporate earnings were still weak, investors focused on continued economic strength with low inflation. Bond prices continued to slide in this environment, as investors worried that the unexpectedly robust economy would force the Fed to prevent future inflation with higher interest rates, and the earlier flight to safety abated. By the end of the quarter, the yield for 30-year Treasuries had risen to 5.63%.

Slower Growth Possible

      The current economic expansion, now eight years old, represents the longest continuous period of growth since 1969. While it has become clear in recent months that economies are stabilizing overseas, many problems remain that could continue to curb U.S. exports. This, plus a slowdown in consumer spending, could reduce the annualized rate of GDP growth to less than 3% for the rest of 1999.

      With more moderate growth, inflation should remain low, allowing the Fed to keep interest rates on hold. Bond prices could thus strengthen in months to come. We believe bonds, particularly municipal securities, remain attractive at current inflation levels.

      Because slower growth and further price competition will likely keep a lid on corporate earnings, and stock prices are at record highs, the market should remain volatile and could be vulnerable to a correction. A correction could set the stage for new gains by stocks, as low inflation and interest rates sustain the present expansion and help to strengthen earnings down the road.

Average Annual Total Returns

                                                                                          Life of
Years ended March 31, 1999                                1 Year   3 Years    5 Years      Fund
-------------------------------------------------------------------------------------------------
Large Company Index Fund (Inception date 10/1/90)         18.15%    27.58%      25.79%     20.68%
 .................................................................................................
Small Company Index Fund (Inception date 10/1/90)        -19.19%     7.74%      11.98%     15.22%
 .................................................................................................
Utility Index Fund (Inception date 1/5/93)                -1.53%    12.32%      13.43%     11.43%
 .................................................................................................
U.S. Treasury Index Fund (Inception date 6/4/91)           6.38%     7.29%       7.13%      7.73%
 .................................................................................................
Municipal Bond Fund (Inception date 4/15/93)               5.20%     5.87%       6.05%      5.59%
-------------------------------------------------------------------------------------------------

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Portfolio Reviews

[photo: G. Jay Evans]

G. Jay Evans became manager of the
Galaxy Fund II Large Company Index Fund, the Galaxy Fund II Small Company Index
Fund and the Galaxy Fund II Utility
Index Fund in July 1998. He previously
had managed these Funds from July 1994
until March of 1996 and has managed the
Equity Value Fund of The Galaxy Fund
since April 1992.

GALAXY FUND II
LARGE COMPANY INDEX FUND

By G. Jay Evans
Portfolio Manager

      The Galaxy Fund II Large Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of the S&P(R) 500 Index. By investing in publicly traded U.S. stocks according to their representation in the S&P(R) 500 Index, the Fund is also structured to deliver the same volatility and risk as the Index.

      For the 12 months ended March 31, 1999, the S&P(R) 500 Index had a total return of 18.49%, and the Galaxy Fund II Large Company Index Fund had a total return of 18.15% (after the deduction of operating expenses.) The Fund's 12-month performance represents a correlation coefficient of 99.986%. The correlation coefficient measures the degree to which the Fund's performance since inception moved in line with its target index.

Market Dominance, Liquidity Attract Investors

      Large capitalization stocks offer greater liquidity and, often, market dominance that investors prize during periods of competitive pricing and slower demand. Many of these issues are also global competitors that can benefit from foreign investment, currency swings, and economic growth overseas. These characteristics typically earn large companies higher valuations than those for stocks generally.

      With investors concerned about the sustainability of a low-inflation economic expansion, stocks of large companies dominated the market's advance of the past year. As a consequence, the Galaxy Fund II Large Company Index Fund outperformed most actively managed portfolios. Investors found that they could easily move significant sums into large-cap issues. Investors were also attracted to the advantage larger companies enjoy during periods of excess capacity and limited pricing power. The market dominance of large companies can earn them higher returns in such an environment, while their mid-sized competitors struggle just to cover costs. Because larger companies are also frequently multinational firms, they were exposed to the ebb and flow of economic activity abroad. In addition, large-cap stocks benefited from high name recognition, which attracted many foreign investors.

Slower Growth Could Sustain Large-Cap Lead

      There is little evidence beyond valuation disparities that suggests a near-term broadening of market gains. Stocks of large companies could continue to dominate in coming months -- especially if growth slows and stock prices become more volatile. If demand for credit ebbs as a result of slower growth, and interest rates decline, the stage could be set for more robust earnings down the road. As in past periods of rising confidence and earnings acceleration, large-cap stocks could eventually lose their leadership to smaller-cap shares as investors seek higher returns in the broader market.

------------------------------  [pie chart]  -----------------------------------

Galaxy Fund II Large Company Index Fund
Distribution of Total Net Assets as of March 31, 1999

Consumer Staples 22%

Technology 22%

Finance 16%

Consumer Cyclical 11%

Utilities 8%

Capital Goods 6%

U.S. Government Obligation,
Repurchase Agreement and
Net Other Assets and Liabilities 4%

Basic Materials 3%

Other Common Stocks 2%

----------------------------  [end pie chart]  ---------------------------------

---------------------------  [mountain chart]  ---------------------------------
Galaxy Fund II Large Company Index Fund
Growth of $10,000 investment*

              Galaxy Fund II
              Large Company      S&P(R) 500
                Index Fund        Index
10/1/90           $10,000        $10,000
3/31/99           $49,393        $52,195

*Since inception on 10/1/90. The S&P(R) 500 Index is an unmanaged index which does not reflect management fees and other expenses. An investor cannot invest in the Index.
-------------------------  [end mountain chart]  ------------------------------

GALAXY FUND II
SMALL COMPANY INDEX FUND

By G. Jay Evans
Portfolio Manager

     The Galaxy Fund II Small Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of smaller capitalization stocks as represented by the S&P(R) 600 Index. The S&P(R) 600 Index is an unmanaged index of small-company stocks. By investing in smaller-capitalization stocks according to their representation in the S&P(R) 600 Index, the Fund is also structured to deliver the same volatility and risk as the Index.

     For the 12 months ended March 31, 1999, the S&P(R) 600 Index produced a total return of -19.13%. Over the same time, the Galaxy Fund II Small Company Index Fund returned -19.19% (after the deduction of operating expenses). This performance represents a correlation coefficient of 99.992%. The correlation coefficient measures the degree to which the Fund's performance since inception moved in line with its target index.

Attractive Prospects and Valuations

     The median market capitalization of companies in the Galaxy Fund II Small Company Index Fund is approximately 1/17 that of the S&P(R) 500 Index. Smaller companies are thought to respond with greater flexibility to business opportunities and be more oriented towards the domestic economy. They tend to be less tied to macro-economic developments and usually draw investors when economic confidence is rising. While small-cap stocks are typically more volatile than large-cap shares, that volatility can be offset by the potential that small-cap stocks have for higher returns.

     Prices for stocks of small companies fell over the past year, despite strong gains for stocks as a whole, as larger-cap issues absorbed most of the cash moving into equities. During this period, stocks with the smallest capitalizations lost the most ground. The earnings for smaller firms remained strong, however, improving the value of small-cap stocks relative to large-cap issues.

     Prices for small-caps were hurt as investors sought to reduce the chance that they might be caught in illiquid issues if inflation rose or the economy turned sour. Small caps suffered particularly during the recent backup in bond yields, when investors feared that the Fed would raise interest rates to temper the strong pace of the economy and keep inflation from rising.

Greater Confidence Could Improve Performance

     Because stocks of small companies have performed poorly for several years, they now sell at sizable discounts to large-cap shares. If slower growth in coming quarters pushes interest rates lower, and economies improve overseas, small-cap stocks could perform relatively well. Historically, small-cap issues have outperformed when economic confidence is rising, as they are thought to respond with greater flexibility as business opportunities change.

------------------------------  [pie chart]  -----------------------------------

Galaxy Fund II Small Company Index Fund
Distribution of Total Net Assets as of March 31, 1999

Consumer Staples 21%

Consumer Cyclical 18%

Technology 18%

Finance 13%

Other Common Stocks 10%

Utilities 5%

Basic Materials 6%

Capital Goods 6%


U.S. Government Obligation,
Repurchase Agreement and
Net Other Assets and Liabilities 3%

----------------------------  [end pie chart]  ---------------------------------

---------------------------  [mountain chart]  ---------------------------------
Galaxy Fund II Small Company Index Fund
Growth of $10,000 investment*

              Galaxy Fund II
              Small Company      S&P(R) 600
                Index Fund        Index
10/1/90           $10,000        $10,000
3/31/99           $33,311        $36,879

*Since inception on 10/1/90. The S&P(R) 600 Index is an unmanaged index which does not reflect management fees and other expenses. An investor cannot invest in the Index.
-------------------------  [end mountain chart]  ------------------------------

GALAXY FUND II UTILITY INDEX FUND

By G. Jay Evans
Portfolio Manager

      The Galaxy Fund II Utility Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of utility stocks as represented by the Standard & Poor's(R) Utilities Composite Stock Price Index (the "S&P(R) Utilities Index"). The S&P(R) Utilities Index is an unmanaged index of the common stocks of utility companies included in the S&P(R) 500 Index.

      For the 12 months ended March 31, 1999, the S&P(R) Utilities Index produced a total return of -1.51%, and the Galaxy Fund II Utility Index Fund had a net total return of -1.53% (after the deduction of operating expenses). This performance represents a correlation coefficient of 99.546%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index since inception.

Strong Economy, Weak Gas Prices Hurt Sector

      Historically, utility stocks have offered defensive characteristics that investors favor during high market volatility. With strong yields, utilities also perform well when short-term interest rates decline before economic expansions.

      After outperforming the market in the second and third quarters of 1998, utility stocks underperformed in the fourth quarter of 1998 and the first quarter of 1999. As economic activity remained surprisingly strong in the second half of the reporting period, bond yields rose and investor concerns shifted from recession and deflation to a rise in interest rates. Utility shares were further hurt by weak gas prices, which reduced the earnings prospects of their issuers.

Economic Slowdown Could Favor Utilities

      Returns from utility shares could improve in the months ahead. If domestic growth slows, as we expect, interest rates could head lower and stock prices could become more volatile. Investors may then turn to the strong yields and defensive earnings that utility stocks offer.

      Utilities should remain defensive investments despite significant industry changes that are underway. Although some electric and gas companies are accepting the greater risks of deregulated power generation to achieve higher returns, most will likely concentrate on stable, regulated transmission and distribution. The sector should also benefit from continued industry consolidation through mergers and acquisitions, as companies seek economies of scale in gas and electric combinations.

------------------------------  [pie chart]  -----------------------------------

Galaxy Fund II Utility Index Fund
Distribution of Total Net Assets as of March 31, 1999

Utilities 83%

Energy 16%

Repurchase Agreement and
Net Other Assets and Liabilities 1%

----------------------------  [end pie chart]  ---------------------------------

---------------------------  [mountain chart]  ---------------------------------
Galaxy Fund II Utility Index Fund
Growth of $10,000 investment*

              Galaxy Fund II      S&P(R)
              Utility Index     Utilities
                 Fund             Index
1/5/93           $10,000        $10,000
3/31/99          $19,631        $20,615

*Since inception on 1/5/93. The S&P(R) Utilities Index is an unmanaged index which does not reflect management fees and other expenses. An investor cannot invest in the Index.
-------------------------  [end mountain chart]  ------------------------------

GALAXY FUND II U.S. TREASURY INDEX FUND

[photo: David Lindsay]

David Lindsay has managed the Galaxy
Fund II U.S. Treasury Index Fund since
July 1994. He has managed fixed-income
portfolios for Fleet Investment Advisors
Inc. since 1986.

By David Lindsay
Portfolio Manager

     The Galaxy Fund II U.S. Treasury Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of the U.S. Treasury component of the Salomon Brothers Broad Investment Grade Bond Index (the "Salomon Brothers U.S. Treasury Index"), an unmanaged index of corporate and government bonds. The Fund attempts to meet this objective by investing in U.S. Treasury notes and bonds according to their representation in the Salomon Brothers U.S. Treasury Index.

      For the 12 months ended March 31, 1999, the Salomon Brothers U.S. Treasury Index posted a total return of 6.69%, and the Galaxy Fund II U.S. Treasury Index Fund had a total return of 6.38% (after deduction of operating expenses). This performance represents a correlation coefficient of 99.782%. The correlation coefficient measures the degree to which the Fund's performance since inception moved in line with its target index.

Treasuries Outpace Other Issues

     Treasury securities outperformed other fixed-income investments over the last 12 months. While foreign economies eventually stabilized, and U.S. growth remained solid, investors worried about economic volatility for much of the year. With corporate earnings in jeopardy, investors fled corporate bonds and asset-backed securities for the exceptionally strong liquidity and high credit quality of Treasuries. Treasuries also benefited as low interest rates sustained high levels of home-loan prepayments, which curbed the demand for mortgage-backed securities.

     Most of the outperformance by Treasuries was due to their strong showing in the second and third quarters of 1998. Treasuries began to lag in the fourth quarter, when the Fed cut short-term interest rates to stem international financial turmoil and stimulate economic growth at home. As the economic outlook brightened, investors moved from Treasuries into other assets that offered higher yields. This trend continued in the first quarter of 1999.

Slower Growth Would Favor Treasuries

     If slower consumer spending at home and economic sluggishness abroad curb U.S. growth in coming months, investors may become concerned again about corporate earnings. In such an environment, investors could turn from corporates back to Treasuries. The price gains could be especially strong for intermediate-term Treasuries, where the Galaxy Fund II U.S. Treasury Index Fund concentrates its investments, since these instruments have born the brunt of recent price declines.

------------------------------  [pie chart]  -----------------------------------

Galaxy Fund II U.S. Treasury Index Fund
Distribution of Total Net Assets as of March 31, 1999

U.S. Treasury Notes 67%

U.S. Treasury Bonds 30%

Repurchase Agreements and
Net Other Assets and Liabilities 3%

----------------------------  [end pie chart]  ---------------------------------

---------------------------  [mountain chart]  ---------------------------------
Galaxy Fund II U.S. Treasury Index Fund
Growth of $10,000 investment*

              Galaxy Fund II
              U.S. Treasury    The Salomon Brothers
               Index Fund      U.S. Treasury Index
6/4/91           $10,000             $10,000
3/31/99          $17,905             $18,578

*Since inception on 6/4/91. The Salomon Brothers U.S. Treasury Index is an unmanaged index which does not reflect management fees and other expenses.
 An investor cannot invest in the Index.
-------------------------  [end mountain chart]  ------------------------------

GALAXY FUND II MUNICIPAL BOND FUND

[photo: Glenn Migliozzi]

Glenn Migliozzi is the managing director of Fixed Income Investments for Fleet Investment Advisors Inc. He is also a member of Fleet's Tax-Exempt Investment Policy Committee, which has managed the Galaxy Fund II Municipal Bond Fund since 1996.

By Glenn Migliozzi
Managing Director, Fixed Income Investments

      The Galaxy Fund II Municipal Bond Fund seeks to provide a high level of income exempt from regular federal income tax that is consistent with preservation of capital. Typically, the Fund invests substantially all of its assets in debt securities issued by state, local, and regional governments and their agencies, and maintains an average maturity for its investments of 7 to 12 years.

      For the 12 months ended March 31, 1999, the Galaxy Fund II Municipal Bond Fund earned a total return of 5.20% (after deduction of operating expenses). That compares favorably with a total return of 4.97% for intermediate municipal bond funds tracked by Lipper Analytical Services for the same 12-month period. The Lehman Brothers Seven-Year Municipal Bond Index returned 5.92% for the period.

Investors Find Value in Munis

      During this time, municipal bonds performed well against Treasuries. After lagging Treasuries in the second and third quarters of 1998, when low interest rates increased supplies of municipals and decreased demand, municipals outperformed in the fourth quarter of 1998 and the first quarter of 1999. While supplies of municipals remained strong at the end of 1998, municipals benefited as an improving economic outlook drew investors from Treasuries into fixed-income issues with better value. In the first quarter of 1999, municipals gained on Treasuries as the earlier flight to quality continued to abate and the installation of new state and local officials postponed many issues.

      In the first half of the reporting period, we increased positions in longer maturities, which tended to be more sensitive to changes in interest rates and provided extra price appreciation as yields fell. We further enhanced returns by adding premium-coupon securities that could not be called in by their issuers.

      As the yield curve steepened at the end of the period, the greatest decline in prices fell on issues with 10-year maturities -- where the Fund had a relatively heavy concentration of investments. To protect the value of Fund shares, we increased cash reserves and gave greater emphasis to issues with shorter maturities. We subsequently deployed this cash in investments that would enhance the credit quality of the portfolio. We emphasized high-quality securities throughout the period, feeling that the additional yield available for issues with lower credit ratings did not justify the extra risk those issues carry.

Additional Opportunities

      If economic growth slows later this year, and bond yields edge lower, prices for municipals are positioned to rise. After a 25% decline in the supply of new issues during the first quarter of 1999, we expect municipal supplies to rise to more normal levels during the second and third quarters of the year. At this time, we believe municipals are fairly valued versus Treasury securities and expect municipal yields to track yields for government issues closely in coming months. In this environment, we plan to continue to look for opportunities that make the most of changes in yield -- while maintaining strong credit quality.

------------------------------  [pie chart]  -----------------------------------

Galaxy Fund II Municipal Bond Fund
Geographical Distribution of Total Net Assets as of March 31, 1999

South 40%

East 26%

North Central 19%

Pacific 7%

Mountain 5%

Cash Equivalents
and Net Other Assets
and Liabilities 3%

----------------------------  [end pie chart]  ---------------------------------

---------------------------  [mountain chart]  ---------------------------------
Galaxy Fund II Municipal Bond Fund
Growth of $10,000 investment*

                              Lehman Brothers
            Galaxy Fund II       Seven-Year
            Municipal Bond     Municipal Bond
                 Fund               Index
4/15/93       $10,000             $10,000
3/31/99       $13,831             $13,878


*Since inception on 4/15/93. The Lehman Brothers Seven-Year Municipal Bond
 Index is an unmanaged index which does not reflect management fees and other expenses. An investor cannot invest in the Index.

-------------------------  [end mountain chart]  ------------------------------

--------------------------------------------------------------------------------
Large Company Index Fund

Portfolio of Investments
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
COMMON STOCKS - 96.18%

              Technology - 22.36%
     5,131    Adobe Systems, Inc.                    $   291,184
    10,877    Advanced Micro Devices, Inc. *             168,594
    43,537    AirTouch Communications, Inc. *          4,206,763
    76,326    America OnLine, Inc.*                   11,143,596
   158,456    American Telephone & Telegraph Corp.    12,646,808
    16,629    AMP, Inc.                                  892,769
    10,271    Apple Computer, Inc. *                     369,114
    27,831    Applied Materials, Inc. *                1,716,825
    16,432    Ascend Communications, Inc. *            1,375,153
     4,501    Autodesk, Inc.                             182,009
    45,616    Automatic Data Processing, Inc.          1,887,362
    17,930    BMC Software *                             664,531
    12,518    Cabletron Systems, Inc. *                  102,491
    54,302    CBS Corp.*                               2,222,988
    11,068    Ceridian Corp. *                           404,674
   118,044    CISCO Systems, Inc. *                   12,933,196
   126,897    Compaq Computer Corp.                    4,021,049
    40,766    Computer Associates International, Inc.  1,449,741
    12,021    Computer Sciences Corp. *                  663,409
    28,132    Compuware Corp.*                           671,651
    17,554    Corning, Inc.                            1,053,240
     3,795    Data General Corp. *                        38,424
   192,276    Dell Computer Corp. *                    7,859,281
     3,501    EG&G, Inc.                                  92,339
    37,382    Electronic Data Systems Corp.            1,820,036
    37,900    EMC Corp. *                              4,841,725
    11,811    Gateway 2000 *                             809,792
    12,734    General Instrument Corp. *                 385,999
     6,060    Harris Corp.                               173,467
    78,864    Hewlett-Packard Co.                      5,347,965
     9,547    Honeywell, Inc.                            723,782
   126,329    Intel Corp.                             15,048,942
    70,872    International Business Machines Corp.   12,562,062
     9,018    ITT Industies, Inc.                        319,012
     6,574    KLA-Tencor Corp. *                         319,250
    10,682    LSI Logic Corp. *                          333,145
    99,823    Lucent Technologies, Inc.               10,755,928
    18,782    Micron Technology, Inc. *                  906,232
   377,918    Microsoft Corp. *                       33,870,901
    45,392    Motorola, Inc.                           3,324,964
    12,428    National Semiconductor Corp. *             115,736
    49,489    Northern Telecom, Ltd.                   3,074,504
    26,792    Novell, Inc. *                             674,823
   110,758    Oracle Corp. *                           2,921,242
    20,643    Parametric Technology Corp. *              407,699
     3,688    Perkin-Elmer Corp.                         357,967
    17,464    PeopleSoft, Inc. *                         255,411
    20,840    Pitney Bowes, Inc.                       1,328,550
     5,042    Scientific-Atlanta, Inc.                   137,394
    18,489    Seagate Technology, Inc. *                 546,581
    14,379    Silicon Graphics, Inc. *                   239,942
    32,647    Sprint Corp.                             3,203,487
    32,970    Sprint PCS Group*                        1,460,983
    28,762    Sun Microsystems, Inc. *                 3,593,452
     3,591    Tektronix, Inc.                             90,673

              Technology (continued)
  Shares                                                  Value
  ------                                                  -----
    14,696    Tellabs, Inc. *                        $ 1,436,534
    29,569    Texas Instruments, Inc.                  2,934,723
     4,301    Thomas & Betts Corp.                       161,556
    27,215    3Com Corp. *                               634,450
    19,305    Unisys Corp. *                             534,507
    49,922    Xerox Corp.                              2,664,587
                                                    ------------
                                                     185,375,194
                                                    ------------

              Consumer Staples - 22.02%

   114,925    Abbott Laboratories                      5,379,927
     4,218    Alberto-Culver Co., Class B                 98,596
     4,944    Allergan, Inc.                             434,454
     7,565    ALZA Corp. *                               289,361
    99,917    American Home Products Corp.             6,519,584
    38,610    Amgen, Inc. *                            2,890,924
    36,558    Anheuser-Busch Cos., Inc.                2,785,263
    45,479    Archer-Daniels-Midland Co.                 667,973
    20,023    Avon Products, Inc.                        942,332
     4,207    Bard (C.R.), Inc.                          212,191
     4,209    Bausch & Lomb, Inc.                        273,585
    21,664    Baxter International, Inc.               1,429,824
    18,802    Becton Dickinson & Co.                     720,352
    21,774    Bestfoods                                1,023,378
     8,526    Biomet, Inc.                               357,559
    29,787    Boston Scientific Corp. *                1,208,235
   150,956    Bristol-Myers Squibb Co.                 9,708,358
     5,248    Brown-Forman Corp., Class B                302,416
    34,083    Campbell Soup Co.                        1,386,752
    20,640    Cardinal Health, Inc.                    1,362,240
    45,387    Carnival Corp.                           2,204,106
     8,739    Clorox Co.                               1,024,102
   187,117    Coca-Cola Co.                           11,484,306
    30,681    Coca-Cola Enterprises, Inc.                928,100
    22,495    Colgate Palmolive Co.                    2,069,540
    48,978    Columbia/HCA Healthcare Corp.              927,521
    37,069    ConAgra, Inc.                              947,576
     2,762    Coors (Adolph) Co., Class B                149,148
    16,443    Costco Cos., Inc. *                      1,505,562
    29,588    CVS Corp.                                1,405,430
    10,267    Danaher Corp.                              536,451
    16,008    Federated Department Stores, Inc. *        642,321
    13,150    Fortune Brands, Inc.                       508,741
     5,447    Fruit of The Loom, Inc., Class A *          56,513
    11,694    General Mills, Inc.                        883,628
    85,219    Gillette Co.                             5,065,204
    22,800    Guidant Corp.                            1,379,400
     8,220    HCR Manor Care, Inc.*                      187,519
    32,043    HEALTHSOUTH Corp. *                        332,446
    27,516    Heinz (H. J.) Co.                        1,303,570
    10,882    Hershey Foods Corp.                        609,392
    12,634    Humana, Inc. *                             217,937
    25,240    IMS Health, Inc.                           836,075
     8,118    International Flavors & Fragrances, Inc.   304,932
   102,082    Johnson & Johnson Co.                    9,563,807
    30,903    Kellogg Co.                              1,044,908
    41,574    Kimberly-Clark Corp.                     1,992,954

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Large Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Consumer Staples (continued)

    83,598    Lilly (Eli) & Co.                      $ 7,095,380
    17,261    Limited, Inc.                              683,967
     5,017    Liz Clairborne, Inc.                       163,680
    20,380    McKesson HBOC, Inc.                      1,345,080
    46,204    Mediaone Group, Inc.*                    2,933,954
    43,773    Medtronic, Inc.                          3,140,713
   180,757    Merck & Co., Inc.                       14,494,452
    21,862    NIKE, Inc., Class B                      1,261,164
   111,824    PepsiCo, Inc.                            4,382,103
    99,186    Pfizer, Inc.                            13,762,057
    38,508    Pharmacia & Upjohn, Inc.                 2,401,937
   184,653    Philip Morris Cos., Inc.                 6,497,477
    18,376    Pioneer Hi-Bred International, Inc.        691,397
   100,552    Procter & Gamble Co.                     9,847,811
    10,373    Quaker Oats Co.                            648,961
    23,711    Ralston Purina Co.                         632,787
     4,323    Reebok International, Ltd. *                68,628
    24,647    RJR Nabisco Holdings Corp.                 616,175
     2,775    Russell Corp.                               55,847
    36,869    Safeway, Inc.*                           1,891,841
    70,818    Sara Lee Corp.                           1,752,746
   111,349    Schering-Plough Corp.                    6,158,992
    29,786    Seagram Co., Ltd.                        1,489,300
     6,368    Sealed Air Corp. *                         313,226
    29,754    Sears Roebuck & Co.                      1,344,509
     2,057    Shared Medical Systems Corp.               114,549
     1,438    Springs Industries, Inc., Class A           38,916
     6,357    St. Jude Medical, Inc. *                   154,952
     6,778    Stanley Works                              173,686
    35,432    Staples, Inc.*                           1,164,827
     9,146    SuperValu, Inc.                            188,636
    25,654    Sysco Corp.                                675,021
     4,423    Tupperware Corp.                            79,614
    48,587    Unilever NV, New York Shares, ADR        3,227,999
    14,782    United Healthcare Corp.                    777,903
    14,059    UST, Inc.                                  367,291
     9,239    VF Corp.                                   435,965
    62,329    Warner-Lambert Co.                       4,125,401
    11,284    Winn-Dixie Stores, Inc.                    421,739
     8,828    Wrigley (Wm.) Jr. Co.                      798,382
                                                    ------------
                                                     182,523,558
                                                    ------------

              Finance - 15.91%

    10,988    Aetna, Inc.                                912,004
    62,841    Allstate Corp.                           2,329,045
    34,608    American Express Co.                     4,066,440
    19,196    American General Corp.                   1,353,318
    93,148    American International Group, Inc.      11,235,977
     8,900    AmSouth Bancorp.                           404,950
    12,839    Aon Corp.                                  812,067
    52,636    Associates First Capital Corp.           2,368,620
    88,836    Bank One Corp.                           4,891,532
    56,726    The Bank of New York Co., Inc.           2,038,591
   131,851    BankAmerica Corp.                        9,311,977
    22,297    BankBoston Corp.                           965,739
     7,296    Bankers Trust New York Corp.               643,872

              Finance (continued)
  Shares                                                  Value
  ------                                                  -----
    21,786    BB&T Corp.                             $   788,381
     9,056    Bear Stearns Cos, Inc.                     404,690
     7,599    Block (H&R), Inc.                          360,003
     5,031    Capital One Financial Corp.                759,681
    64,984    Chase Manhattan Corp.                    5,284,011
    12,515    Chubb Corp.                                732,910
    16,117    CIGNA Corp.                              1,350,806
    12,733    Cincinnati Financial Corp.                 463,959
   173,531    Citigroup, Inc.                         11,084,293
    11,810    Comerica, Inc.                             737,387
    23,717    Conseco, Inc.                              732,262
     8,423    Countrywide Credit Industries, Inc.        315,862
    11,194    Equifax, Inc.                              384,794
    78,678    Fannie Mae                               5,448,451
    20,332    Fifth Third Bancorp                      1,340,641
    33,881    First Data Corp.                         1,448,413
    73,573    First Union Corp.                        3,931,557
    17,458    Firstar Corp.                            1,562,491
    43,145    Fleet Financial Group, Inc.              1,623,331
    19,204    Franklin Resources, Inc.                   540,112
    51,561    Freddie Mac                              2,945,422
     4,420    Golden West Financial Corp.                422,110
    17,762    Hartford Financial Services Group, Inc.  1,009,104
    37,365    Household International, Inc.            1,704,778
    16,011    Huntington Bancshares, Inc.                495,340
     8,002    Jefferson-Pilot Corp.                      542,136
    33,407    KeyCorp                                  1,012,650
     8,931    Lehman Brothers Holdings, Inc.             533,627
     7,609    Lincoln National Corp., Ltd.               752,340
     8,737    Loews Corp.                                651,999
    19,419    Marsh & McLennan Cos., Inc.              1,440,647
     7,498    MBIA, Inc.                                 434,884
    57,207    MBNA Corp.                               1,365,817
    19,813    Mellon Bank Corp.                        1,394,340
    11,514    Mercantile Bancorp, Inc.                   546,915
    26,416    Merrill Lynch & Co., Inc.                2,336,165
     8,618    MGIC Investment Corp.                      302,169
    13,355    Morgan (J.P.) & Co., Inc.                1,647,673
    44,457    Morgan Stanley, Dean Witter,
              Discover & Co.                           4,442,921
    25,059    National City Corp.                      1,663,291
     8,421    Northern Trust Corp.                       747,890
    12,426    Paychex, Inc.                              589,458
    22,895    PNC Bank Corp.                           1,272,103
     5,544    Progressive Corp.                          795,564
    10,270    Provident Companies, Inc.                  354,957
    10,789    Providian Financial Corp.                1,186,790
     3,274    Pulte Corp.                                 68,140
    16,241    Regions Financial Corp.                    562,345
     8,204    Republic New York Corp.                    378,410
    10,675    Safeco Corp.                               431,670
    17,974    St. Paul Cos., Inc.                        558,317
    30,349    Schwab (Charles) Corp.                   2,917,298
    12,730    SLM Holding Corp.                          531,477
    12,500    SouthTrust Corp.                           466,406
    12,220    State Street Corp.                       1,004,331
    13,146    Summit Bancorp                             512,694
    24,228    SunTrust Banks, Inc.                     1,508,193

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Large Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Finance (continued)

    20,033    Synovus Financial Corp.                $   409,424
    10,677    Torchmark Corp.                            337,660
     9,461    Transamerica Corp.                         671,731
    56,348    U.S. Bancorp                             1,919,354
     9,671    Union Planters Corp.                       424,920
    10,476    UNUM Corp.                                 498,265
    15,716    Wachovia Corp.                           1,275,943
    44,979    Washington Mutual, Inc.                  1,838,517
   122,733    Wells Fargo & Co.                        4,303,326
                                                    ------------
                                                     131,837,678
                                                    ------------

              Consumer Cyclical - 11.20%

    18,689    Albertson's, Inc.                        1,015,046
     5,336    American Greetings Corp., Class A          135,401
     3,071    Armstrong World Industries, Inc.           138,771
    11,604    AutoZone, Inc. *                           352,471
     6,669    Black & Decker Corp.                       369,713
     1,856    Briggs & Stratton Corp.                     91,524
     7,485    Brunswick Corp.                            142,683
    65,094    Cendant Corp. *                          1,025,230
     4,519    Centex Corp.                               150,822
     7,604    Circuit City Stores-Circuit City Group     582,657
    18,925    Clear Channel Communications, Inc. *     1,269,158
    28,038    Comcast Corp. Special, Class A           1,764,642
     8,318    Consolidated Stores Corp. *                252,139
     5,839    Cooper Tire & Rubber Co.                   107,292
     5,229    Crane Co.                                  126,476
    12,523    Dana Corp.                                 475,874
    10,570    Darden Restaurants, Inc.                   218,006
    33,378    Dayton-Hudson Corp.                      2,223,809
     6,154    Deluxe Corp.                               179,235
     8,422    Dillard's, Inc., Class A                   213,708
   155,474    Disney (Walt) Co.                        4,839,128
    14,068    Dollar General Corp.                       478,312
    10,583    Donnelley (R.R.) & Sons Co.                340,640
     7,089    Dow Jones & Co., Inc.                      334,512
    12,934    Dun & Bradstreet Corp.                     460,774
    24,553    Eastman Kodak Co.                        1,568,323
     5,449    Eaton Corp.                                389,603
     2,565    Fleetwood Enterprises, Inc.                 73,423
    92,007    Ford Motor Co.                           5,221,397
    11,708    Fred Meyer, Inc. *                         689,309
    21,563    Gannett Co., Inc.                        1,358,469
    44,656    Gap, Inc.                                3,005,907
    13,557    Genuine Parts Co.                          390,611
    11,904    Goodyear Tire & Rubber Co.                 592,968
     2,871    Great Atlantic & Pacific Tea Co., Inc.      86,130
     5,335    Harcourt General, Inc.                     236,407
     7,763    Harrah's Entertainment, Inc. *             147,982
    14,934    Hasbro, Inc.                               432,153
    19,813    Hilton Hotels Corp.                        278,620
   111,742    Home Depot, Inc.                         6,955,939
    10,291    Ikon Office Solutions, Inc.                131,853
    10,386    Interpublic Group of Cos., Inc.            808,810
     2,778    Jostens, Inc.                               59,033
     3,004    Kaufman & Broad Home Corp.                  67,778

              Consumer Cyclical (continued)
  Shares                                                  Value
  ------                                                  -----
     5,555    King World Productions, Inc. *         $   169,775
    37,386    Kmart Corp. *                              628,552
     5,959    Knight-Ridder, Inc.                        297,950
    12,015    Kohl's Corp. *                             851,563
    19,504    Kroger Co. *                             1,167,802
     2,969    Longs Drug Stores Corp.                     90,369
    26,705    Lowe's Cos., Inc.                        1,615,652
    18,992    Marriott International, Inc., Class A      638,606
    25,787    Masco Corp.                                728,483
    22,178    Mattel, Inc.                               551,678
    26,367    The May Department Stores Co.            1,031,609
     6,985    Maytag Corp.                               421,719
   103,906    McDonald's Corp.                         4,708,241
    14,990    McGraw-Hill Cos., Inc.                     816,955
     4,010    Meridith Corp.                             126,064
    13,659    Mirage Resorts, Inc. *                     290,254
     6,668    Moore Corp., Ltd.                           65,847
     3,194    National Services Industries, Inc.         108,796
    14,357    New York Times Co., Class A                409,174
    21,314    Newell Rubbermaid, Inc.                  1,012,415
    11,294    Nordstrom, Inc.                            461,642
    12,836    Omnicom Group, Inc.                      1,026,078
     4,101    Owens-Corning                              130,463
    19,194    Penny (J.C.) Co., Inc.                     777,357
     3,800    Pep Boys-Manny, Moe & Jack                  57,950
     3,376    Polaroid Corp.                              67,731
    19,626    Rite Aid Corp.                             490,650
    21,253    Service Corp. International                302,855
    13,145    Sherwin-Williams Co.                       369,703
     4,524    Snap-On, Inc.                              131,196
     7,604    Tandy Corp.                                485,230
    91,049    Time Warner, Inc.                        6,470,170
     6,569    Times Mirror Co., Class A                  355,137
    24,039    TJX Cos., Inc.                             817,326
    19,811    Toys `R' Us, Inc. *                        372,694
     9,235    Tribune Co.                                604,315
    11,599    Tricon Global Restaurants, Inc. *          814,830
    48,873    Tyco International, Ltd.                 3,506,638
   167,285    Wal-Mart Stores, Inc.                   15,421,586
    75,582    Walgreen Co.                             2,135,192
    43,437    Waste Management, Inc.                   1,927,517
     9,643    Wendy's International, Inc.                274,223
     5,748    Whirlpool Corp.                            312,547
                                                    ------------
                                                      92,827,272
                                                    ------------

              Utilities - 7.99%

    13,359    AES Corp. *                                497,623
    20,848    ALLTEL Corp.                             1,300,394
    10,373    Ameren Corp.                               375,373
    14,485    American Electric Power Co., Inc.          574,873
    83,696    Ameritech Corp.                          4,843,906
    11,300    Baltimore Gas & Electric Co.               286,737
   117,903    Bell Atlantic Corp.                      6,094,111
   149,305    BellSouth Corp.                          5,981,532
    11,507    Carolina Power & Light Co.                 435,108
    16,119    Central & South West Corp.                 377,789

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Large Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Utilities (continued)

     7,000    Century Telephone Enterprises, Inc.    $   491,750
    12,004    Cinergy Corp.                              330,110
     6,367    Columbia Energy Group                      332,676
    17,765    Consolidated Edison, Inc.                  804,977
     7,303    Consolidated Natural Gas Co.               355,565
    14,894    Dominion Resources, Inc.                   550,147
    10,994    DTE Energy Co.                             422,582
    27,409    Duke Energy Corp.                        1,497,217
    26,803    Edison International                       596,367
    18,693    Entergy Corp.                              514,057
    17,977    FirstEnergy Corp.                          502,232
    13,768    FPL Group, Inc.                            733,146
    13,042    Frontier Corp.                             676,554
     9,763    GPU, Inc.                                  364,282
    73,223    GTE Corp.                                4,429,992
   138,944    MCI WorldCom, Inc.*                     12,305,228
     8,428    New Century Energies, Inc.                 287,079
    21,673    NEXTEL Communications, Inc., Class A *     793,774
    14,177    Niagara Mohawk Power Corp. *               190,503
     3,607    NICOR, Inc.                                129,627
    11,492    Northern States Power Co.                  266,471
     2,364    ONEOK, Inc.                                 58,509
    22,584    PacifiCorp                                 389,574
    16,943    PECO Energy Co.                            783,614
     2,674    Peoples Energy Corp.                        86,404
    28,950    PG & E Corp.                               899,259
    11,501    PP & L Resources, Inc.                     284,650
    17,554    Public Service Enterprise Group, Inc.      670,343
   148,602    SBC Communications, Inc.                 7,002,869
    52,991    Southern Co.                             1,235,353
    12,843    Tenneco, Inc.                              358,801
    21,269    Texas Utilities Co. (Holding Co.)          886,651
    16,442    Unicom Corp.                               601,161
    38,091    U.S. West, Inc., Communications Group    2,097,386
    27,198    Viacom Inc., Class B *                   2,282,932
    32,244    Williams Cos., Inc.                      1,273,638
                                                    ------------
                                                      66,252,926
                                                    ------------

              Capital Goods - 5.86%

    20,846    American Stores Co.                        687,918
     6,582    Andrew Corp. *                              81,041
    71,894    Boeing Co.                               2,453,383
    11,555    Browning-Ferris Industries, Inc.           445,590
    27,705    Caterpillar, Inc.                        1,272,698
     7,894    Cooper Industries, Inc.                    336,482
     2,889    Cummins Engine Co., Inc.                   102,740
    18,584    Deere & Co.                                717,807
    16,953    Dover Corp.                                557,330
    33,479    Emerson Electric Co.                     1,772,295
     2,675    FMC Corp. *                                132,078
     5,962    Fluor Corp                                 160,974
     3,091    Foster Wheeler Corp.                        37,478
     9,656    General Dynamics Corp.                     620,398
   247,021    General Electric Co.                    27,326,698

              Capital Goods (continued)
  Shares                                                  Value
  ------                                                  -----
     7,395    Grainger (W.W.), Inc.                  $   318,447
     3,587    Harnischfeger Industries, Inc.              20,401
    18,988    Illinois Tool Works, Inc.                1,174,883
    12,523    Ingersoll-Rand Co.                         621,454
     6,473    Johnson Controls, Inc.                     403,753
    29,780    Lockheed Martin Corp.                    1,122,334
     4,524    McDermott International, Inc.              114,514
     2,966    Milacron, Inc.                              46,715
       606    NACCO Industries, Inc., Class A             44,882
     5,131    Navistar International Corp. *             206,202
     5,244    Northrop Grumman Corp.                     313,984
     5,954    PACCAR, Inc.                               245,230
     8,410    Parker-Hannifin Corp.                      288,043
    25,665    Raytheon Co., Class B                    1,504,611
    14,486    Rockwell International Corp.               614,750
    17,870    Solectron Corp.*                           867,812
    12,422    Textron, Inc.                              961,152
    12,617    Thermo Electron Corp. *                    171,118
     4,729    Timken Co.                                  76,846
     9,238    TRW, Inc.                                  420,329
    17,351    United Technologies Corp.                2,349,976
                                                    ------------
                                                      48,592,346
                                                    ------------

              Energy - 5.82%

     6,879    Amerada Hess Corp.                         346,100
     9,140    Anadarko Petroleum Corp.                   345,035
     7,495    Apache Corp.                               195,338
     5,853    Ashland, Inc.                              239,607
    24,341    Atlantic Richfield Co.                   1,776,893
    24,142    Baker Hughes, Inc.                         586,952
    13,461    Burlington Resources, Inc.                 537,599
    49,706    Chevron Corp.                            4,395,874
    16,119    Coastal Corp.                              531,927
     1,737    Eastern Enterprises                         63,183
    25,048    Enron Corp.                              1,609,334
   185,042    Exxon Corp.                             13,057,026
    33,264    Halliburton Co.                          1,280,664
     3,809    Helmerich & Payne, Inc.                     86,417
     6,578    Kerr-McGee Corp.                           215,841
    59,363    Mobil Corp.                              5,223,944
    26,792    Occidental Petroleum Corp.                 482,256
    19,616    Phillips Petroleum Co.                     926,856
    22,471    Reliant Energy, Inc.                       585,650
     6,455    Rowan Cos., Inc. *                          81,898
   162,780    Royal Dutch Petroleum Co., ADR           8,464,560
    41,285    Schlumberger, Ltd.                       2,484,841
    18,271    Sempra Energy                              350,575
     8,321    Sonat, Inc.                                249,630
     7,097    Sunoco, Inc.                               255,935
    40,673    Texaco, Inc.                             2,308,193
    19,101    Union Pacific Resources Group, Inc.        226,824
    18,284    Unocal Corp.                               673,080
    23,307    USX-Marathon Group                         640,942
                                                    ------------
                                                      48,222,974
                                                    ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Large Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Basic Materials - 3.37%

     2,144    Aeroquip-Vickers, Inc.                 $   122,878
    17,567    Air Products & Chemicals, Inc.             601,670
    17,253    Alcan Aluminum, Ltd.                       445,343
    28,312    Alcoa, Inc.                              1,166,101
    42,615    AlliedSignal, Inc.                       2,096,125
     8,844    Avery-Dennison Corp.                       508,530
     2,355    Ball Corp.                                 110,538
    28,352    Barrick Gold Corp.                         483,756
     3,996    Bemis Co., Inc.                            124,126
     9,871    Bethlehem Steel Corp. *                     81,436
     4,319    Boise Cascade Corp.                        139,288
     7,294    Champion International Corp.               299,510
     9,453    Crown Cork & Seal Co., Inc.                270,001
     7,088    Cyprus Amax Minerals Co.                    85,942
    17,047    Dow Chemical Co.                         1,588,567
    85,844    duPont (E.I.) deNemours & Co.            4,984,317
     6,068    Eastman Chemical Co.                       255,235
    10,983    Engelhard Corp.                            186,025
    16,739    Fort James Corp.                           530,417
    13,639    Freeport-McMoran
              Copper & Gold, Inc., Class B               148,324
     7,084    Georgia-Pacific Co.                        525,987
     5,644    Goodrich (B.F.) Co.                        193,660
     4,509    Great Lakes Chemical Corp.                 165,706
     7,201    Hercules, Inc.                             181,825
    18,081    Homestake Mining Co.                       155,949
    12,620    Inco, Ltd., Class A                        168,004
    23,301    International Paper Co.                    983,011
     8,326    Louisiana-Pacific Corp.                    155,072
     7,913    Mead Corp.                                 243,325
     3,285    Millipore Corp.                             79,251
    30,704    Minnesota Mining & Manufacturing Co.     2,172,308
    45,644    Monsanto Co.                             2,096,771
     9,844    Morton International, Inc.                 361,767
     5,043    Nalco Chemical Co.                         133,955
    12,739    Newmont Mining Corp.                       222,932
     6,678    Nucor Corp.                                294,249
    11,810    Owens-Illinois, Inc.*                      295,250
     9,446    Pall Corp.                                 156,449
     4,403    Phelps Dodge Corp.                         216,848
     2,168    Potlatch Corp.                              73,577
    13,464    PPG Industries, Inc.                       690,030
    12,004    Praxair, Inc.                              432,894
     6,052    Raychem Corp.                              136,548
     5,432    Reynolds Metals Co.                        262,433
    13,522    Rohm & Haas Co.                            453,832
     7,612    Sigma Aldrich Corp.                        222,651
     4,222    Temple-Inland, Inc.                        264,931
     5,227    Union Camp Corp.                           350,862
    10,253    Union Carbide Corp.                        463,307

              Basic Materials (continued)
  Shares                                                  Value
  ------                                                  -----
     6,676    USX-U.S. Steel Group, Inc.             $   156,886
     7,705    Westvaco Corp.                             161,805
    15,104    Weyerhaeuser Co.                           838,272
     8,421    Willamette Industries, Inc.                317,893
     7,276    Worthington Industries, Inc.                85,493
                                                    ------------
                                                      27,941,862
                                                    ------------

              Transportation - 1.50%

    13,875    AMR Corp. *                                812,555
    35,940    Burlington Northern Santa Fe Corp.       1,181,527
     5,645    Case Corp.                                 143,242
    16,626    CSX Corp.                                  647,375
    10,855    Delta Air Lines, Inc.                      754,422
     9,860    Ecolab, Inc.                               350,030
    11,183    FDX Corp. *                              1,037,922
    49,714    General Motors Corp.                     4,318,904
    25,058    Laidlaw, Inc.                              145,650
    28,756    Norfolk Southern Corp.                     758,440
     5,532    Ryder Systems, Inc.                        152,821
    25,461    Southwest Airlines Co.                     770,195
     6,669    US Airways Group, Inc. *                   325,531
    18,785    Union Pacific Corp.                      1,003,823
                                                    ------------
                                                      12,402,437
                                                    ------------

              Chemicals and Drugs - 0.08%

     5,756    Grace (W.R.) & Co.*                         69,791
     5,535    Mallinckrodt, Inc.                         147,369
    23,426    Tenet Healthcare Corp. *                   443,630
                                                    ------------
                                                         660,790
                                                    ------------

              Metals and Mining - 0.07%

    14,998    Allegheny Teledyne, Inc.                   284,025
     2,987    ASARCO, Inc.                                41,071
    17,458    Battle Mountain Gold Co.                    48,009
    18,996    Placer Dome, Inc.                          212,518
                                                    ------------
                                                         585,623
                                                    ------------

              Total Common Stocks                    797,222,660
              (Cost $419,363,706)                   ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Large Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

 Par Value                                                 Value
 ---------                                                 -----

U.S. GOVERNMENT OBLIGATION (A) - 0.24%

              U.S. Treasury Bill (B) - 0.24%

$2,000,000    4.41%, 06/24/99                        $ 1,979,740
                                                    ------------

              Total U.S. Government Obligation         1,979,740
                                                    ------------
              (Cost $1,979,420)

REPURCHASE AGREEMENT - 3.43%

28,479,000    Repurchase Agreement with:
              State Street Bank
              4.88%, 04/01/99, dated 03/31/99
              Repurchase Price $28,482,860
              (Collateralized by U.S. Treasury Bond
              10.38%, Due 2012;
              Total Par $21,380,000
              Market Value $29,883,423)               28,479,000
                                                    ------------

              Total Repurchase Agreement              28,479,000
                                                    ------------
              (Cost $28,479,000)

Total Investments - 99.85%                           827,681,400
                                                    ------------
(Cost $449,822,126)

Net Other Assets and Liabilities - 0.15%               1,217,859
                                                    ------------
Net Assets - 100.00%                                $828,899,259
                                                    ============

-------------------------------------------
*    Non-income producing security.

ADR  American Depositary Receipt.

(A)  Discount yield at time of purchase.

(B)  Security has been deposited as initial margin on open futures contracts.

At March 31, 1999 the Fund's open futures contracts were as follows:

 Number of    Contract      Expiration   Opening       Current
 Contracts      Type           Date     Position    Market Value
 ---------      ----           ----     --------    ------------
    97         S&P 500        Jun-99   $31,479,970   $31,362,525
                                       ===========   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Portfolio of Investments
March 31, 1999

  Shares                                                  Value
  ------                                                  -----

COMMON STOCKS - 96.89%

              Consumer Staples - 20.44%
    22,400    AAR Corp.                              $   399,000
    16,200    ADAC Laboratories *                        220,725
    25,900    Alliance Pharmaceutical Corp. *             71,225
    21,700    Alpharma, Inc., Class A                    851,725
     7,100    Angelica Corp.                              99,400
    20,800    AnnTaylor Stores Corp. *                   919,100
    22,300    Apogee Enterprises, Inc.                   264,812
    24,200    Applebees International, Inc.              600,462
    36,600    Aztar Corp. *                              176,138
    24,600    Ballard Medical Products                   599,625
    18,100    Barr Laboratories, Inc. *                  552,050
    19,600    Belden, Inc.                               334,425
    17,800    Bindley Western Industries                 508,412
    39,400    Bio-Technology General Corp. *             235,169
    14,100    Books-A-Million, Inc. *                    143,644
    14,500    Canandaigua Brands, Inc., Class A *        730,437
    20,200    Caraustar Industries, Inc.                 464,600
    42,600    Casey's General Stores, Inc.               628,350
    22,200    Cato Corp., Class A                        206,738
    14,600    CEC Entertainment, Inc. *                  523,775
     7,700    Chemed Corp.                               198,275
    52,900    Chiquita Brands International, Inc.        538,919
    19,700    Clarcor, Inc.                              336,131
     6,800    Coca-Cola Bottling Co.                     375,700
    20,600    Cone Mills Corp. *                         100,425
    12,100    Cooper Cos., Inc. *                        186,037
    19,600    Cor Therapeutics, Inc. *                   194,775
    47,500    Coventry Health Care, Inc. *               356,250
    13,400    Cross (A.T.) Co., Class A                   97,987
     5,200    Damark International, Inc., Class A *       44,850
    12,300    Datascope Corp. *                          332,100
    31,000    Delta & Pine Land Co.                      953,250
    19,600    Delta Woodside Industries, Inc.             94,325
    11,100    Diagnostic Products Corp.                  269,175
    36,000    Dimon, Inc.                                137,250
    18,400    Dress Barn, Inc. *                         255,300
    38,000    Dura Pharmaceuticals, Inc. *               536,750
    34,800    Earthgrains Co.                            772,125
    20,100    Enzo Biochem, Inc. *                       188,437
    31,000    Fleming Cos.                               265,438
    31,600    Foodmaker, Inc. *                          805,800
     9,600    Galey & Lord, Inc. *                        42,600
    16,600    G & K Services, Inc., Class A              766,713
    28,500    Genesis Health Ventures, Inc. *            138,937
    12,800    Gibson Greetings, Inc. *                    93,600
    25,000    Griffon Corp. *                            171,875
    18,900    Guilford Mills, Inc.                       165,375
    19,600    Gymboree Corp. *                           175,175
     6,900    Haggar Corp.                                69,863
    16,600    Hancock Fabrics, Inc.                      104,787
    14,300    Harman International Industries, Inc.      525,525
    28,100    Hartmarx Corp. *                           136,988
     8,400    Hauser, Inc. *                              22,050
    16,200    IDEC Pharmaceuticals Corp. *               832,275
    22,400    INCYTE Pharmaceuticals, Inc. *             449,400

  Shares                                                  Value
  ------                                                  -----
              Consumer Staples (continued)
    24,200    Invacare Corp.                         $   588,362
     7,300    J & J Snack Foods Corp. *                  146,912
     8,700    Johnston Industries, Inc. *                 18,488
    23,300    Jones Pharmaceuticals, Inc.                809,675
    19,200    Kaman Corp., Class A                       246,000
    17,400    Kellwood Co.                               383,887
    43,200    Komag, Inc. *                              189,000
    13,900    Lechters, Inc. *                            29,972
    10,600    Lindsay Manufacturing Co.                  210,675
    31,500    Linens'N Things, Inc. *                  1,429,313
    31,000    Liposome Co., Inc. *                       416,562
    25,600    Magellan Health Services, Inc. *           107,200
    57,400    Mariner Post-Acute Network, Inc. *         125,563
    42,600    Medimmune, Inc. *                        2,521,388
    26,200    Medquist Inc.*                             786,000
    29,500    The Men's Wearhouse, Inc. *                851,812
    19,700    Mentor Corp.                               289,344
    46,400    Mohawk Industries, Inc. *                1,392,000
     9,200    Nash Finch Co.                              77,050
     5,900    National Presto Industries, Inc.           209,081
    14,700    Nature's Sunshine Products, Inc.           161,700
    30,100    Nautica Enterprises, Inc. *                340,506
    54,800    NBTY, Inc. *                               267,150
    26,100    North American Vaccine, Inc. *             156,600
    17,300    Noven Pharmaceuticals, Inc. *               80,012
    37,800    Oakwood Homes Corp.                        531,563
    14,700    Oshkosh B'Gosh, Inc., Class A              260,006
    26,400    Owens & Minor, Inc.                        267,300
     6,900    Oxford Industries, Inc.                    168,187
    20,000    PAREXEL International Corp. *              413,750
    26,900    Patterson Dental Co. *                   1,163,425
     5,900    Penford Corp.                               87,763
    18,900    Pharmaceutical Product Development, Inc. * 634,331
    22,000    Phillips-Van Heusen Corp.                  152,625
    61,600    PhyCor, Inc. *                             292,600
    78,700    Pier 1 Imports, Inc.                       639,438
    20,700    Polaris Industries, Inc.                   657,225
    10,900    Pope & Talbot, Inc.                         69,487
     8,646    Priority Healthcare Corp., Class A *       391,232
     1,500    Priority Healthcare Corp., Class B *        67,875
     7,100    Quaker Chemical Corp.                      100,287
    25,800    Ralcorp Holdings, Inc. *                   490,200
    28,850    Regis Corp.                                768,131
    36,300    Renal Care Group, Inc. *                   712,388
    25,600    Respironics, Inc. *                        337,600
    38,500    Richfood Holdings, Inc.                    830,156
    25,400    Roberts Pharmaceutical Corp. *             527,050
    16,200    Royal Appliance Manufacturing Co. *         60,750
    11,900    Ryland Group, Inc.                         301,219
    44,100    Safeskin Corp. *                           327,994
    12,800    Schweitzer-Mauduit International, Inc.     147,200
    21,100    Shopko Stores, Inc. *                      630,363
    22,000    Sierra Health Services, Inc. *             286,000
    30,400    Smithfield Foods, Inc. *                   689,700
    10,500    Standex International Corp.                229,688
    37,600    Stride Rite Corp.                          460,600
    17,900    Sunrise Medical, Inc. *                    111,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Consumer Staples (continued)
     8,900    Syncor International Corp. *           $   248,087
    18,700    TCBY Enterprises, Inc.                     112,200
    23,100    TetraTech, Inc. *                          486,544
     9,300    Timberland Co., Class A *                  586,481
    23,700    Triarc Cos., Inc. *                        413,269
    19,700    United States Bioscience, Inc. *           214,238
    26,500    Universal Health Services, Inc.,
              Class B *                                1,146,125
    11,200    USA Detergents, Inc. *                      70,000
    20,500    Vertex Pharmaceuticals, Inc. *             517,625
    33,900    Vicor Corp. *                              423,750
    24,500    VISX, Inc. *                             2,635,281
    12,700    WD-40 Co.                                  368,300
    21,300    Whole Foods Market, Inc. *                 732,188
    45,000    Williams-Sonoma, Inc. *                  1,271,250
                                                    ------------
                                                      53,131,872
                                                    ------------

              Technology - 18.45%

    62,800    Acxiom Corp. *                           1,664,200
    31,800    Advanced Tissue Sciences, Inc. *            68,569
    22,200    Allen Telecom, Inc. *                      134,588
    10,300    Analogic Corp.                             339,256
    18,200    Analysts International Corp.               209,300
    33,800    Anixter International, Inc. *              403,487
    20,200    Aspen Technology, Inc. *                   286,588
    20,800    Auspex Systems, Inc. *                     222,300
     9,200    Biomatrix, Inc.                            717,600
    21,600    BISYS Group, Inc. *                      1,215,000
    22,000    BMC Industries, Inc.                        97,625
    15,390    BMC Software, Inc. *                       570,392
    15,800    BancTec, Inc. *                            194,537
    19,600    BE Aerospace, Inc. *                       289,100
     9,400    Benchmark Electronics, Inc. *              282,000
    29,800    Burr-Brown Corp. *                         700,300
    10,200    C&D Technologies, Inc.                     253,725
     7,400    C-Cor Electronics, Inc. *                  127,650
    30,400    C-Cube Microsystems, Inc. *                602,300
    15,600    CDI Corp. *                                375,375
    24,600    Cable Design Technologies *                270,600
    12,200    California Microwave, Inc. *               131,150
    14,800    Catalina Marketing Corp. *               1,270,950
     5,800    Centigram Communications Corp. *            57,275
    23,200    Cephalon, Inc. *                           203,000
    26,600    Cerner Corp. *                             427,263
    32,400    Cognex Corp. *                             767,475
    19,200    Coherent, Inc. *                           264,000
    16,800    Computer Task Group, Inc.                  359,100
    12,100    Customtracks Corp. *                       181,500
    16,700    Cygnus, Inc. *                             125,250
    22,800    Dallas Semiconductor Corp.                 880,650
    18,500    Dendrite International, Inc. *             412,781
    13,100    Dialogic Corp. *                           399,550
    11,300    Digi International, Inc. *                  76,275
     9,200    Electro Scientific Industries, Inc. *      427,800
    18,200    Exabyte Corp. *                             86,450
    12,400    FactSet Research Systems, Inc.             536,300

  Shares                                                  Value
  ------                                                  -----
              Technology (continued)
    11,300    Fair Isaac & Co., Inc.                 $   418,806
    25,700    FileNet Corp. *                            179,900
    71,150    FirstMerit Corp.                         1,832,113
    12,100    Flow International Corp. *                 119,487
    29,800    General Semiconductor, Inc. *              216,050
    18,400    Gerber Scientific, Inc.                    371,450
    10,800    Hadco Corp. *                              340,200
    33,500    Harbinger Corp. *                          226,125
     8,500    Harmon Industries, Inc.                    170,531
    18,000    Helix Technology Corp.                     276,750
    20,900    HNC Software *                             684,475
    20,000    Hutchinson Technology *                    497,500
    24,200    Hyperion Solutions Corp. *                 350,900
    31,200    IDEXX Laboratories, Inc. *                 746,850
    40,700    Input/Output, Inc. *                       256,919
    21,400    Insituform Technologies, Inc., Class A *   374,500
    42,400    Interface, Inc.                            408,100
    41,700    International Rectifier Corp. *            291,900
    21,100    Inter-Tel, Inc.                            328,369
    22,200    InterVoice, Inc. *                         244,200
    13,000    Ionics, Inc. *                             391,625
    11,900    Itron, Inc. *                              111,562
    22,600    Kent Electronics Corp. *                   224,587
    10,100    Kronos, Inc. *                             247,450
     8,400    Landstar System, Inc. *                    278,250
    19,000    Lattice Semiconductor Corp. *              865,688
    32,400    Macromedia, Inc. *                       1,468,125
    13,400    Marshall Industries *                      180,900
    12,700    Material Sciences Corp. *                   80,963
    12,000    Maxxim Medical, Inc. *                     226,500
     8,300    McWhorter Technologies, Inc. *             113,087
    28,600    Mercury Interactive Corp. *              1,018,875
    28,800    Methode Electronics, Inc., Class A         320,400
    16,100    Micrel, Inc. *                             806,006
    16,300    MicroAge, Inc. *                            87,612
    13,000    MICROS Systems, Inc. *                     429,000
    15,100    Molecular Biosystems, Inc. *                40,581
     5,100    Nashua Corp. *                              58,650
    25,200    National Computer Systems, Inc.            617,400
    26,600    National Instruments Corp. *               758,100
    17,300    Network Equipment Technologies, Inc. *     154,619
    30,400    Novellus Systems, Inc. *                 1,675,800
    14,200    Oak Industries, Inc. *                     450,850
    23,900    Organogenesis, Inc. *                      276,344
    35,200    P-COM, Inc. *                              268,400
    38,700    Paxar Corp. *                              287,831
    31,200    PictureTel Corp. *                         218,400
    21,300    Pioneer Standard Electronics, Inc.         139,781
    13,400    Plantronics, Inc. *                        838,337
    32,200    Platinum Software Corp. *                  237,475
    12,000    Plexus Corp. *                             334,500
    13,800    Progress Software Corp. *                  470,925
    15,100    Protein Design Laboratories, Inc. *        227,444
    25,100    Regeneron Pharmaceuticals, Inc. *          166,288
    16,700    Resound Corp. *                             62,625
    10,300    SPS Technologies, Inc. *                   404,275
    46,800    Sanmina Corp. *                          2,983,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Technology (continued)
     7,600    Spacelabs Medical, Inc. *              $   127,775
    13,000    Speedfam International, Inc. *             156,000
    12,900    Standard Microsystems Corp. *              101,588
     9,600    Steel Technologies, Inc.                    75,600
    25,200    Summit Technology, Inc. *                  277,200
    12,700    Symmetricom, Inc. *                         80,169
    38,500    System Software Associates, Inc. *          86,625
    33,000    Technology Solutions Co. *                 235,125
    25,600    Unitrode Corp. *                           363,200
    37,000    VLSI Technology, Inc. *                    716,875
    20,800    Valence Technology, Inc. *                 137,800
    21,200    Vantive Corp. *                            255,725
    12,100    Volt Information Sciences, Inc. *          198,893
     5,300    Watkins-Johnson Co.                        119,913
     9,200    Whittaker Corp. *                          201,825
    41,400    Whittman-Hart, Inc. *                      890,100
    17,200    X-Rite, Inc.                               111,800
    18,600    Xircom, Inc. *                             467,325
    34,200    Xylan Corp. *                            1,258,988
    25,300    Zebra Technologies Corp., Class A *        600,875
                                                    ------------
                                                      47,952,542
                                                    ------------

              Consumer Cyclical - 18.44%

    17,300    ABM Industries, Inc.                       527,650
    18,100    ADVO, Inc. *                               349,556
     7,500    Amcast Industrial Corp.                    120,938
    26,500    American Oncology Resources, Inc. *        238,500
     9,800    Anchor Gaming *                            428,750
    33,800    Applied Magnetics Corp. *                  141,537
    22,300    Arctic Cat, Inc.                           221,606
    11,400    Ashworth, Inc. *                            39,900
     9,800    Au Bon Pain Co., Inc., Class A *            51,450
    18,600    Authentic Fitness Corp.                    287,138
    19,800    Avid Technology, Inc. *                    345,262
    11,400    Baker (J.), Inc.                            42,750
    10,400    Bassett Furniture Industries, Inc.         230,100
     7,700    Bell Industries, Inc. *                     79,888
    30,600    Bombay Co., Inc. *                         122,400
       187    Borg-Warner Automotive, Inc.                 8,941
    29,800    Bowne & Co., Inc.                          348,288
    29,800    Breed Technologies, Inc. *                 106,163
    42,400    Brightpoint, Inc. *                        250,425
    14,600    Brown Group, Inc.                          192,537
    10,300    Building Materials Holding Corp. *         104,287
     6,000    Butler Manufacturing Co.                   140,625
    41,900    CKE Restaurants, Inc.                      827,525
     8,100    CPI Corp.                                  181,238
     9,200    Carmike Cinemas, Inc., Class A *           166,175
    20,300    Cash America International, Inc.           261,363
    38,900    Champion Enterprises, Inc. *               753,687
    16,100    The Cheesecake Factory, Inc. *             382,375
    43,300    CIBER, Inc. *                              830,819
    13,500    Coachmen Industries, Inc.                  398,250
    11,300    Consolidated Graphics, Inc. *              652,575
    21,200    Consolidated Products, Inc. *              372,325
    10,400    Curative Health Services, Inc. *           119,600

  Shares                                                  Value
  ------                                                  -----
              Consumer Cyclical (continued)
    12,500    Cyrk International, Inc. *             $    94,531
    14,900    Dames & Moore Group                        166,694
    56,100    DEVRY, Inc. *                            1,626,900
    13,400    Discount Auto Parts, Inc. *                288,100
     9,200    Dixie Group, Inc.                           65,550
    17,700    ETEC Systems, Inc. *                       521,044
    23,600    Eagle Hardware & Garden, Inc. *            901,225
    22,300    Ethan Allen Interiors, Inc.                926,844
    27,200    Express Scripts, Inc., Class A *         2,337,500
    20,900    Family Golf Centers, Inc. *                155,444
    29,000    Fedders Corp.                              146,813
    16,800    Franklin Covey Co. *                       151,200
     6,200    GC Cos., Inc. *                            194,913
    40,200    General Communication, Class A *           183,412
    26,900    Goody's Family Clothing, Inc. *            374,919
    10,200    Gottschalks, Inc. *                         70,125
    16,300    Graco, Inc.                                359,619
    36,200    Ha-Lo Industries, Inc. *                   445,713
    15,400    Henry (Jack) & Associates, Inc.            565,950
    20,900    Hollywood Park, Inc. *                     215,531
     9,500    Huffy Corp.                                114,000
     8,000    IHOP Corp. *                               314,000
    19,000    Immune Response Corp. *                    167,437
    12,000    Innovex, Inc.                              160,500
     9,900    Integrated Circuit Systems, Inc. *         178,819
    42,800    Integrated Health Services, Inc. *         235,400
    38,200    Interim Services, Inc. *                   573,000
    22,900    Jan Bell Marketing, Inc. *                  97,325
    15,400    Jo-Ann Stores Inc., Class A *              211,750
    15,000    Juno Lighting, Inc.                        336,562
    25,200    Just For Feet, Inc. *                      315,000
     8,800    K-Swiss, Inc., Class A                     222,200
    13,400    K2, Inc.                                   105,525
         1    LCA-Vision, Inc. *                               4
     9,700    LSB Industries, Inc.                        26,675
    42,700    La-Z-Boy, Inc.                             811,300
    24,500    Landry's Seafood Restaurants, Inc. *       156,953
    14,000    Libbey, Inc.                               434,000
     7,400    Lillian Vernon Corp.                        88,800
    18,800    Luby's, Inc.                               317,250
    25,200    Marcus Corp.                               302,400
    37,900    MascoTech, Inc.                            587,450
    13,200    Merrill Corp.                              176,550
    13,400    Metro Networks, Inc. *                     737,000
    17,200    Michael Foods, Inc.                        327,875
    22,800    Michaels Stores, Inc. *                    562,875
    30,100    Midway Games, Inc. *                       261,494
    14,900    Myers Industries, Inc.                     314,763
    16,300    NCS Healthcare, Inc., Class A *            195,600
    17,300    NFO Worldwide, Inc. *                      173,000
    27,400    National Data Corp.                      1,150,800
    20,700    Norrell Corp.                              270,394
    19,300    O'Reilly Automotive, Inc. *                863,675
    38,600    Orthodontic Centers of America, Inc. *     607,950
    17,100    Pacific Sunwear of California, Inc. *      594,225
     8,400    Park Electrochemical Corp.                 197,400
    12,400    Pediatrix Medical Group, Inc. *            348,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Consumer Cyclical (continued)
    19,700    Photronics, Inc. *                     $   366,912
    11,400    Pillowtex Corp.                            161,738
    25,900    Players International, Inc. *              161,875
    19,000    Pre-Paid Legal Services, Inc. *            465,500
    17,200    Primark Corp. *                            365,500
    42,300    Prime Hospitality Corp. *                  420,356
     9,500    Republic Group, Inc.                       143,094
    26,200    Ruby Tuesday, Inc.                         455,225
    11,700    Rural/Metro Corp. *                         92,869
    18,000    Russ Berrie & Co., Inc.                    470,250
    32,400    Ryan's Family Steakhouses, Inc. *          390,825
    14,500    SEI Investments Co.                      1,341,250
    41,400    S3, Inc. *                                 310,500
    13,500    St. John Knits, Inc.                       356,062
    18,900    Smith (A.O.) Corp.                         359,100
    20,000    Sola International, Inc. *                 241,250
    15,400    Sonic Corp. *                              414,837
    10,200    Spartan Motors, Inc.                        59,925
    25,700    The Sports Authority, Inc. *               187,931
    10,500    Standard Motor Products, Inc.              217,219
    24,000    Standard Pacific Corp.                     309,000
    36,700    Stein Mart, Inc. *                         367,000
    21,800    Sturm Ruger & Co., Inc.                    218,000
    26,300    Superior Services, Inc. *                  521,069
     6,400    Swiss Army Brands, Inc. *                   61,000
    17,200    TBC Corp. *                                104,275
    18,100    TCSI Corp. *                                34,503
    11,000    Taco Cabana, Class A *                      96,938
    12,800    Thomas Industries, Inc.                    240,000
    12,000    Thomas Nelson, Inc.                        120,000
     9,900    Thor Industries, Inc.                      223,988
     6,000    Three-Five Systems, Inc. *                  51,750
    29,900    Toll Brothers, Inc. *                      541,938
    10,400    Toro Co.                                   326,300
    37,600    Tower Automotive, Inc. *                   700,300
    17,900    Trimble Navigation, Ltd. *                 174,525
    36,400    True North Communications, Inc.          1,023,750
    17,100    Ultratech Stepper, Inc. *                  241,537
    11,000    U.S. Home Corp. *                          358,875
    10,300    Vital Signs, Inc.                          185,400
     7,000    Walbro Corp. *                              63,000
     8,100    Wall Data, Inc. *                          116,437
    20,000    Watsco, Inc.                               292,500
    23,200    Westwood One, Inc. *                       661,200
    18,500    Winnebago Industries, Inc.                 259,000
    35,500    Wolverine World Wide, Inc.                 337,250
    31,100    World Color Press, Inc. *                  660,875
    29,000    Zale Corp. *                               991,437
                                                    ------------
                                                      47,919,416
                                                    ------------

              Finance - 13.23%

    34,800    American Bankers Insurance Group, Inc.   1,809,600
    50,700    AmeriCredit Corp. *                        665,437
    36,500    AMRESCO, Inc. *                            280,594
    13,800    Anchor Bancorp Wisconsin, Inc.             212,175
    19,000    BankNorth Group, Inc.                      536,750

  Shares                                                  Value
  ------                                                  -----
              Finance (continued)
    25,800    Capital Re Corp.                       $   445,050
    18,100    Carolina First Corp.                       398,200
    22,500    Centura Banks, Inc.                      1,309,219
    18,400    CMAC Investment Corp.                      717,600
    22,285    Commerce Bancorp, Inc.                     919,256
    49,000    Commercial Federal Corp.                 1,136,187
     8,100    CompDent Corp. *                           101,250
    21,600    Cullen/Frost Bankers, Inc.               1,035,450
    10,100    Dain Rauscher Corp.                        343,400
    16,140    Delphi Financial Group, Class A *          546,743
    22,700    Downey Financial Corp.                     415,694
    29,000    Eaton Vance Corp.                          583,625
    30,300    Enhance Financial Services Group, Inc.     689,325
     9,000    Executive Risk, Inc.                       639,000
    23,300    Fidelity National Financial, Inc.          349,500
    48,600    First American Financial Corp.             768,487
    24,200    FirstBancorp/Puerto Rico                   582,313
    23,500    First Midwest Bancorp, Inc.                893,000
    56,600    Fremont General Corp.                    1,078,937
    29,900    Frontier Insurance Group, Inc.             355,063
    14,000    Gallagher (Arthur J.) & Co.                644,000
    35,000    HUBCO, Inc.                              1,174,687
     9,800    Hilb, Rogal & Hamilton Co.                 165,987
     7,800    JSB Financial, Inc.                        390,975
    19,000    Jefferies Group, Inc.                      901,312
    45,100    Legg Mason, Inc.                         1,519,306
    20,500    MAF Bancorp                                456,125
    14,900    MDC Holdings, Inc.                         214,187
    32,300    Mutual Risk Management, Ltd.             1,235,475
    14,900    NAC Re Corp.                               799,944
    22,000    Orion Capital Corp.                        687,500
    20,900    Pioneer Group, Inc.                        309,581
    20,100    Premier Bancshares, Inc.                   396,975
    19,700    Provident Bankshares Corp.                 514,663
    17,300    Queens County Bancorp, Inc.                467,100
    39,200    Raymond James Financial, Inc.              774,200
    24,800    Riggs National Corp.                       418,500
    22,800    Selective Insurance Group, Inc.            401,850
    16,700    Silicon Valley Bancshares *                345,481
         1    Sovereign Bancorp, Inc.                         12
    33,600    St. Paul Bancorp, Inc.                     727,650
         1    SunTrust Banks, Inc.                            31
    29,000    Susquehanna Bancshares, Inc.               532,875
     9,000    Trenwick Group, Inc.                       253,125
    21,700    Trustco Bank Corp.                         542,500
    34,800    United Bankshares, Inc.                    796,050
    34,600    UST Corp.                                  755,794
    15,000    U.S. Trust Corp.                         1,112,813
    18,900    Whitney Holding Corp.                      697,528
    13,800    Zenith National Insurance Co.              335,512
                                                    ------------
                                                      34,383,593
                                                    ------------

              Capital Goods - 6.22%

     8,900    Alliant Techsystems, Inc. *                691,419
    33,900    American Management Systems, Inc. *      1,156,837
    31,200    Applied Power, Inc., Class A               850,200

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Capital Goods (continued)
    29,100    AptarGroup, Inc.                       $   756,600
    29,900    Baldor Electric Co.                        601,738
    30,000    Blount International, Inc., Class A        866,250
    25,300    Checkpoint Systems, Inc. *                 210,306
    12,100    Commercial Metals Co.                      242,000
    39,900    Commscope, Inc. *                          835,406
    14,200    Daniel Industries, Inc.                    216,550
    49,900    Digital Microwave Corp. *                  417,913
    17,900    Dionex Corp. *                             675,725
    15,900    Electroglas, Inc. *                        204,712
    13,000    Gardner Denver, Inc.*                      206,375
    58,200    Gentex Corp. *                           1,254,938
    17,800    Global Industrial Technologies, Inc. *     186,900
    25,100    Harland (John H.) Co.                      324,731
    10,800    Hologic, Inc. *                             97,875
    19,400    Hughes Supply, Inc.                        441,350
    13,400    IMCO Recycling, Inc.                       172,525
    35,700    JLG Industries, Inc.                       486,413
    31,700    KEMET Corp. *                              364,550
    18,900    Kulicke & Soffa Industries, Inc. *         477,225
    14,000    Manitowoc Co., Inc.                        586,250
    29,800    Orbital Sciences Corp. *                   843,712
    16,900    Regal Beloit Corp.                         305,256
     8,900    Robbins & Myers, Inc.                      153,525
    25,300    Roper Industries, Inc.                     604,038
    14,500    Scott Technologies, Inc. *                 251,938
    10,200    SEACOR SMIT, Inc. *                        548,887
    14,800    Simpson Industries, Inc.                   142,450
     7,500    Skyline Corp.                              208,125
    10,300    Southern Energy Homes, Inc. *               55,363
    10,500    Stone & Webster, Inc.                      240,188
    10,900    TETRA Technologies, Inc. *                  73,575
    17,000    Titan International, Inc.                  130,687
    20,300    Valmont Industries, Inc.                   281,662
                                                    ------------
                                                      16,164,194
                                                    ------------

              Basic Materials - 5.84%

    22,000    AMCOL International Corp.                  220,000
    17,500    Applied Industrial Technologies, Inc.      194,687
    15,300    Astec Industries, Inc. *                   472,387
    16,100    Barnes Group, Inc.                         301,875
    23,700    Birmingham Steel Corp.                      93,319
    18,200    Brady Corp., Class A                       381,063
    28,900    Buckeye Technologies, Inc. *               404,600
    11,000    CTS Corp.                                  543,813
    19,700    Cambrex Corp.                              435,862
    11,400    Castle (A.M.) & Co.                        137,513
    15,200    Chem First, Inc.                           357,200
    12,900    Commonwealth Industries, Inc.              116,100
    28,900    Corn Products International, Inc. *        691,794
    14,000    Esterline Technologies Corp. *             181,125
    15,200    Florida Rock Industries                    518,700
    18,900    Geon Co.                                   429,975
    24,900    Getchell Gold Corp. *                      650,513
     6,800    Insteel Industries, Inc.                    38,250
    10,100    Intermagnetics General Corp. *              83,325

  Shares                                                  Value
  ------                                                  -----
              Basic Materials (continued)
    20,800    Intermet Corp.                         $   278,200
    21,300    Justin Industries, Inc.                    234,300
     8,700    Lawson Products, Inc.                      178,350
    18,800    Lilly Industries, Inc., Class A            290,225
    15,500    Lone Star Industries, Inc.                 480,500
    12,700    Lydall, Inc. *                             105,569
    20,300    MacDermid, Inc.                            688,931
    21,300    Mississippi Chemical Corp.                 199,687
    28,900    Mueller Industries, Inc. *                 646,638
    19,200    OM Group, Inc.                             633,600
    12,700    O'Sullivan Corp.                           106,363
    11,500    Quanex Corp.                               178,250
    15,000    Reliance Steel & Aluminum Co.              432,187
    15,100    Scotts Co., Class A *                      564,362
    22,400    Shorewood Packaging Corp. *                439,600
    28,350    Stillwater Mining Co. *                    747,731
    13,100    Technitrol, Inc.                           302,119
    13,000    Telxon Corp.                               122,688
    17,200    Texas Industries, Inc.                     426,775
    29,200    Tredegar Industries, Inc.                  903,375
    16,800    Universal Forest Products, Inc.            344,400
    14,400    WHX Corp. *                                113,400
    11,300    Wolverine Tube, Inc. *                     238,713
    15,200    Wynn's International, Inc.                 265,050
                                                    ------------
                                                      15,173,114
                                                    ------------

              Utilities - 4.64%

     7,300    American States Water Co.                  177,025
     9,000    Aquarion Co.                               247,500
    41,400    Aspect Telecommunications Corp. *          274,275
    24,400    Atmos Energy Corp.                         587,125
     5,900    Bangor Hydro-Electric Co. *                 74,856
     8,900    Cascade Natural Gas Corp.                  132,944
    13,700    Central Hudson Gas & Electric Corp.        490,631
     9,300    Central Vermont Public Service Corp.        93,581
    11,000    CILCORP, Inc.                              660,687
    17,400    Commonwealth Energy System                 669,900
     8,300    Connecticut Energy Corp.                   201,275
    16,500    Eastern Utilities Associates               467,156
     4,300    Green Mountain Power Corp.                  41,656
    14,400    New Jersey Resources Corp.                 511,200
    20,000    Northwest Natural Gas Co.                  437,500
    10,900    Orange & Rockland Utilities, Inc.          626,069
     8,200    Pennsylvania Enterprises, Inc.             196,800
    30,883    Philadelphia Suburban Corp.                700,662
    24,800    Piedmont Natural Gas Co., Inc.             868,000
    16,400    Public Service Co. of North Carolina       465,350
    25,000    Sierra Pacific Resources                   879,688
    24,500    Southwest Gas Corp.                        673,750
    20,100    Southwestern Energy Co.                    141,956
    39,600    Tel-Save Holdings, Inc. *                  413,325
    10,700    TNP Enterprises, Inc.                      307,625
    11,600    United Illuminating Co.                    486,475
    30,300    United Water Resources, Inc.               628,725
    30,200    WICOR, Inc.                                611,550
                                                    ------------
                                                      12,067,286
                                                    ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----
              Transportation - 2.93%
    27,300    Air Express International Corp.        $   412,913
    25,600    American Freightways Corp. *               329,600
    15,800    Arkansas Best Corp. *                      107,637
    29,900    Central Parking Corp.                    1,031,550
    19,900    Expeditors International of
              Washington, Inc.                         1,074,600
    29,300    Fritz Cos., Inc. *                         201,438
    13,500    Frozen Food Express Industries, Inc.        86,062
    24,300    Heartland Express, Inc. *                  369,056
     9,200    Insurance Auto Auctions, Inc. *            111,550
    16,900    Kirby Corp. *                              320,044
     9,900    M.S. Carriers, Inc. *                      261,731
    15,700    Pittston BAX Group                         108,919
     7,500    Railtex, Inc. *                             85,313
    47,500    Rollins Truck Leasing Corp.                448,281
    19,700    Skywest, Inc.                              568,837
    13,000    Standard Products Co.                      211,250
    21,300    USFreightways Corp.                        700,237
    18,600    Wabash National Corp.                      216,225
    38,300    Werner Enterprises, Inc.                   603,225
    20,800    Yellow Corp. *                             361,400
                                                    ------------
                                                       7,609,868
                                                    ------------

              Energy - 2.90%

    25,800    Barrett Resources Corp. *                  646,612
    24,000    Benton Oil & Gas Co. *                      87,000
    20,100    Cabot Oil & Gas Corp., Class A             290,194
    37,000    Cross Timbers Oil Co.                      261,312
    26,200    Devon Energy Corp.                         722,138
    23,700    Energen Corp.                              354,019
    15,000    HS Resources, Inc. *                       131,250
    23,700    KCS Energy, Inc.                            31,106
    32,600    Newfield Exploration Co. *                 737,575
    18,200    Oceaneering International, Inc. *          275,275
    17,300    Offshore Logistics, Inc. *                 201,113
    13,600    Plains Resources, Inc. *                   204,000
    32,500    Pogo Producing Co.                         422,500
    17,100    Pool Energy Services Co. *                 261,844
    40,700    Pride International, Inc. *                335,775
    16,500    Remington Oil & Gas Corp. *                 47,438
    82,700    Santa Fe Energy Resources, Inc. *          604,744
    19,000    Seitel, Inc. *                             264,812
    26,900    Snyder Oil Corp.                           398,456
     8,800    St. Mary Land & Exploration Co.            152,900
    12,200    Stone Energy Corp. *                       390,400
    36,100    Tuboscope Vetco International Corp. *      324,900
    42,900    Vintage Petroleum, Inc.                    386,100
                                                    ------------
                                                       7,531,463
                                                    ------------

  Shares                                                  Value
  ------                                                  -----
              Business Services - 1.36%
    29,400    Billing Concepts Corp. *               $   349,125
    36,960    InaCom Corp. *                             286,440
    20,100    Insight Enterprises, Inc. *                497,475
    16,700    The Kroll-O'Gara Co. *                     452,988
    12,400    Lason, Inc. *                              697,500
    11,600    New England Business Service, Inc.         332,775
    24,306    Quintiles Transnational Corp. *            917,535
                                                    ------------
                                                       3,533,838
                                                    ------------

              Building and Construction - 0.99%

    52,500    D.R. Horton, Inc.                          879,375
    17,700    Dycom Industries, Inc. *                   769,950
    43,200    Morrison Knudsen Corp. *                   429,300
    14,100    Service Experts *                          190,350
    12,800    TJ International, Inc.                     308,800
                                                    ------------
                                                       2,577,775
                                                    ------------

              Durable Goods - 0.77%

    23,400    Halter Marine Group, Inc. *                136,012
    39,400    Read-Rite Corp. *                          259,794
    30,900    Valassis Communications, Inc. *          1,599,075
                                                    ------------
                                                       1,994,881
                                                    ------------

              Consumer Products - 0.24%

    19,800    Footstar, Inc. *                           633,600
                                                    ------------

              Aerospace - Airlines - 0.23%

    10,300    Aviation Sales Co. *                       458,350
    22,900    Mesa Air Group, Inc. *                     143,125
                                                    ------------
                                                         601,475
                                                    ------------

              Metals and Mining - 0.21%

    13,200    Brush Wellman, Inc.                        191,400
    17,700    Coeur d'Alene Mines Corp. *                 73,012
    44,600    HECLA Mining Co. *                         122,650
    16,800    RTI International Metals, Inc. *           157,500
                                                    ------------
                                                         544,562
                                                    ------------

              Total Common Stocks                    251,819,479
              (Cost $272,028,044)                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Portfolio of Investments (continued)
March 31, 1999

 Par Value                                                Value
 ---------                                                -----
U.S. GOVERNMENT OBLIGATION (A) - 0.57%

              U.S. Treasury Bill (B) - 0.57%

$1,500,000    4.41%, 06/24/99                        $ 1,484,805
                                                    ------------

              Total U.S. Government Obligation         1,484,805
                                                    ------------
              (Cost $1,484,565)

REPURCHASE AGREEMENT - 2.35%

 6,113,000    Repurchase Agreement with:
              State Street Bank
              4.88%, 04/01/99, dated 03/31/99
              Repurchase Price $6,113,829
              (Collateralized by U.S. Treasury Bond
              8.50%, Due 2020;
              Total Par $4,730,000
              Market Value $6,286,555)                 6,113,000
                                                    ------------

              Total Repurchase Agreement               6,113,000
                                                    ------------
              (Cost $6,113,000)

Total Investments - 99.81%                           259,417,284
                                                    ------------
(Cost $279,625,609)

Net Other Assets and Liabilities - 0.19%                 485,934
                                                    ------------
Net Assets - 100.00%                                $259,903,218
                                                    ============

----------------------------------------------

*   Non-income producing security.

(A) Discounted yield at time of purchase.

(B) Security has been deposited as initial margin on open futures contracts.

At March 31, 1999 the Fund's open futures contracts were as follows:

 Number of     Contract    Expiration    Opening      Current
 Contracts      Type         Date       Position    Market Value
 ---------      ----         ----       --------    ------------
    27     Midcap 400       Jun-99     $5,024,520   $4,972,050
    17     Russell 2000     Jun-99      3,422,270    3,387,250
                                       -----------  -----------
                                       $8,446,790   $8,359,300
                                       ===========  ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Utility Index Fund

Portfolio of Investments
March 31, 1999

  Shares                                                  Value
  ------                                                  -----

COMMON STOCKS - 99.04%

              Utilities - 83.42%
    35,600    AES Corp.*                             $ 1,326,100
    27,100    Ameren Corp.                               980,681
    37,800    American Electric Power Co., Inc.        1,500,187
    29,500    Baltimore Gas & Electric Co.               748,562
    29,900    Carolina Power & Light Co.               1,130,594
    42,000    Central & South West Corp.                 984,375
    31,300    Cinergy Corp.                              860,750
    16,500    Columbia Energy Group                      862,125
    46,000    Consolidated Edison, Inc.                2,084,375
    18,900    Consolidated Natural Gas Co.               920,194
    28,600    DTE Energy Co.                           1,099,312
    38,600    Dominion Resources, Inc.                 1,425,787
    71,400    Duke Energy Corp.                        3,900,225
    69,600    Edison International                     1,548,600
    48,700    Entergy Corp.                            1,339,250
    35,700    FPL Group, Inc.                          1,901,025
    25,300    GPU, Inc.                                  944,006
    22,600    New Century Energies, Inc.                 769,812
    37,000    Niagara Mohawk Power Corp.*                497,188
     9,400    NICOR, Inc.                                337,813
    30,100    Northern States Power Co.                  697,944
     6,200    Oneok, Inc.                                153,450
    58,700    PacifiCorp                               1,012,575
    44,200    PECO Energy Co.                          2,044,250
     7,000    Peoples Energy Corp.                       226,188
    75,500    PG & E Corp.                             2,345,219
    29,900    PP & L Resources, Inc.                     740,025
    45,000    Public Service Enterprise Group, Inc.    1,718,438
    56,100    Reliant Energy, Inc.                     1,462,106
   137,600    Southern Co.                             3,207,800
    55,700    Texas Utilities Co.                      2,321,994
    42,900    Unicom Corp.                             1,568,531
    84,400    Williams Cos., Inc.                      3,333,800
                                                    ------------
                                                      45,993,281
                                                    ------------

  Shares                                                  Value
  ------                                                  -----
              Energy - 15.62%
    42,000    Coastal Corp.                          $ 1,386,000
     4,400    Eastern Enterprises                        160,050
    65,300    Enron Corp.                              4,195,525
    46,800    FirstEnergy Corp.                        1,307,475
    47,400    Sempra Energy                              909,488
    21,700    Sonat, Inc.                                651,000
                                                    ------------
                                                       8,609,538
                                                    ------------

              Total Common Stocks                     54,602,819
                                                    ------------
              (Cost $46,987,020)

Par Value
---------

REPURCHASE AGREEMENT - 0.66%

$  364,000    Repurchase Agreement with:
              State Street Bank
              4.88%, 04/01/99, dated 3/31/99
              Repurchase Price $364,049
              (Collateralized by U.S. Treasury Bond
              8.50%, Due 2020; Total Par $285,000
              Market Value $378,839)                     364,000
                                                    ------------

              Total Repurchase Agreement                 364,000
                                                    ------------
              (Cost $364,000)

Total Investments - 99.70%                            54,966,819
                                                    ------------
(Cost $47,351,020)

Net Other Assets and Liabilities -  0.30%                163,915
                                                    ------------
Net Assets - 100.00%                                 $55,130,734
                                                    ============

----------------------------------------
*      Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
U.S. Treasury Index Fund

Portfolio of Investments
March 31, 1999

 Par Value                                                Value
 ---------                                                -----
U.S. GOVERNMENT OBLIGATIONS - 97.26%

              U.S. Treasury Notes - 66.97%

$4,650,000    5.50%, 04/15/00                        $ 4,677,760
 4,500,000    6.25%, 05/31/00                          4,566,060
 8,753,000    8.75%, 08/15/00                          9,188,024
 7,050,000    6.25%, 08/31/00                          7,170,273
11,150,000    5.63%, 11/30/00                         11,260,831
 4,000,000    5.00%, 02/28/01                          4,000,520
14,700,000    6.50%, 05/31/01                         15,145,704
 7,050,000    7.50%, 11/15/01                          7,463,200
 1,000,000    6.25%, 02/28/02                          1,030,980
 1,500,000    7.50%, 05/15/02                          1,600,770
21,600,000    6.25%, 08/31/02                         22,333,752
 8,900,000    5.50%, 02/28/03                          8,999,235
 4,250,000    5.38%, 06/30/03                          4,279,240
 4,150,000    7.25%, 05/15/04                          4,523,998
 4,000,000    7.25%, 08/15/04                          4,370,120
 2,500,000    7.88%, 11/15/04                          2,810,500
 3,550,000    5.88%, 11/15/05                          3,652,489
 9,350,000    7.00%, 07/15/06                         10,234,791
 5,350,000    6.50%, 10/15/06                          5,703,528
 2,500,000    5.63%, 05/15/08                          2,545,325
                                                    ------------
                                                     135,557,100
                                                    ------------

              U.S. Treasury Bonds - 30.29%

   800,000    10.75%, 08/15/05                         1,028,184
 1,200,000    12.00%, 08/15/13                         1,747,464
 3,730,000    11.75%, 11/15/14                         5,524,354
 9,100,000    7.50%, 11/15/16                         10,692,136
 3,064,000    8.88%, 08/15/17                          4,082,045
 3,221,000    8.50%, 02/15/20                          4,213,712
 2,000,000    7.88%, 02/15/21                          2,478,780
 5,900,000    8.13%, 08/15/21                          7,509,874
10,500,000    7.50%, 11/15/24                         12,720,435
10,900,000    6.13%, 11/15/27                         11,328,587
                                                    ------------
                                                      61,325,571
                                                    ------------

              Total U.S. Government Obligations      196,882,671
              (Cost $196,439,393)                   ------------

 Par Value                                                Value
 ---------                                                -----
REPURCHASE AGREEMENT - 3.05%

$6,174,000    Repurchase Agreement with:
              State Street Bank & Trust
              4.88%, 04/01/99, dated 3/31/99
              Repurchase Price $6,174,837
              (Collateralized by U.S. Treasury Bond
              8.75%, Due 2017;
              Total Par $4,670,000
              Market Value $6,298,663)                $6,174,000
                                                    ------------

              Total Repurchase Agreement               6,174,000
                                                    ------------
              (Cost $6,174,000)

Total Investments - 100.31%                          203,056,671
                                                    ------------
(Cost $202,613,393)

Net Other Assets and Liabilities - (0.31)%              (637,070)
                                                    ------------
Net Assets - 100.00%                                $202,419,601
                                                    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Municipal Bond Fund

Portfolio of Investments
March 31, 1999

 Par Value                                                Value
 ---------                                                -----
MUNICIPAL BONDS - 96.64%

              Alabama - 1.95%

$  400,000    Auburn University Athletics
              5.20%, 04/01/04
              Insured: MBIA                          $   422,500
                                                    ------------

              Arizona - 1.31%

   250,000    Maricopa County School District 1
              Elementary Project of 1998, Series A
              6.00%, 07/01/11
              Insured: FSA                               284,062
                                                    ------------

              California - 1.19%

   250,000    California State, GO
              5.10%, 10/01/00                            256,838
                                                    ------------

              Colorado - 2.53%

   500,000    Jefferson County School District
              Number R-001, GO
              5.50%, 12/15/06
              Insured: MBIA                              545,625
                                                    ------------

              Connecticut - 2.01%

   400,000    Connecticut State Special Tax
              Obligation Revenue, Transportation
              Infrastructure, Series B
              5.50%, 11/01/13
              Insured: FSA                               435,000
                                                    ------------

              Florida - 7.64%

 1,000,000    Florida State Board of Education
              Capital Outlay, Public Education
              Series A, GO, Prerefunded 06/01/04
              5.70%, 06/01/08
              Insured: AMBAC                           1,090,000
   540,000    Tampa Bay Water Utility
              Systems Revenue, Series B
              5.13%, 10/01/13
              Insured: FGIC                              560,250
                                                    ------------
                                                       1,650,250
                                                    ------------

              Illinois - 5.10%

   500,000    Illinois State Sales Tax Revenue
              Series V
              6.00%, 06/15/08                            554,375
   500,000    Kane County Community School District
              Number 304, Geneva GO
              6.00%, 06/01/04
              Insured: FGIC                              546,875
                                                    ------------
                                                       1,101,250
                                                    ------------

 Par Value                                                Value
 ---------                                                -----
              Maryland - 4.90%

$1,000,000    Maryland State, GO
              State and Local Facilities Loan
              Second Series
              5.00%, 07/15/07                        $ 1,060,000
                                                    ------------

              Massachusetts - 3.66%

   250,000    Massachusetts State Federal Highway
              Grant Anticipation Note, Series A
              5.25%, 12/15/12                            266,250
   500,000    Springfield, Series B, GO
              5.05%, 01/15/04
              Insured: MBIA                              524,375
                                                    ------------
                                                         790,625
                                                    ------------

              Michigan - 3.50%

   750,000    Michigan State Building Authority Revenue
              Facilities Program, Series II
              5.05%, 10/15/14                            755,625
                                                    ------------

              Missouri - 5.07%

 1,000,000    Sikeston Electric Revenue
              6.00%, 06/01/04
              Insured: MBIA                            1,096,250
                                                    ------------

              Nevada - 2.44%

   500,000    Las Vegas Valley
              Water District Revenue, GO
              5.40%, 09/01/04
              Insured: AMBAC                             526,875
                                                    ------------

              New Jersey - 3.67%

   750,000    New Jersey Health Care Facilities
              Financing Authority, Dover General
              Hospital and Medical Center
              5.60%, 07/01/02
              Insured: MBIA                              792,187
                                                    ------------

              New York - 11.29%

   750,000    Long Island Power Authority
              New York Electric Systems Revenue
              Series A
              5.50%, 12/01/12
              Insured: FSA                               820,312
   500,000    Nassau County IDA
              Civic Facility Revenue
              Hofstra University Project
              5.25%, 07/01/08
              Insured: MBIA                              535,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Municipal Bond Fund

Portfolio of Investments (continued)
March 31, 1999

 Par Value                                                Value
 ---------                                                -----
              New York (continued)

$  500,000    New York State Dormitory Authority
              Revenue, City University System
              Consolidated, Series A
              5.50%, 07/01/02                        $   524,375
   500,000    New York State Environmental
              Facilities Corp., PCR, State Water
              Revolving Fund, NYC Municipal Water
              5.75%, 06/15/09                            559,375
                                                    ------------
                                                       2,439,687
                                                    ------------

              Ohio - 2.40%

   500,000    Franklin County Convention Facilities
              Authority Tax and Lease Revenue
              Anticipation Bonds
              5.00%, 12/01/11
              Insured: MBIA                              518,125
                                                    ------------

              Oklahoma - 3.67%

   750,000    Oklahoma State Capital Improvement
              Authority, Highway Capital
              Improvement Revenue
              5.00%, 06/01/05
              Insured: MBIA                              793,125
                                                    ------------

              South Carolina - 3.70%

   800,000    South Carolina Jobs Economic
              Development Authority, Revenue
              St. Francis Hospital
              3.10%, 07/01/22 (A)
              LOC: Chase Manhattan Bank                  800,000
                                                    ------------

              Tennessee - 4.89%

 1,000,000    Metropolitan Government, Nashville
              and Davidson County Water and Sewer
              Revenue, Series B
              5.25%, 01/01/13
              Insured: FGIC                            1,057,500
                                                    ------------

              Texas - 6.58%

   500,000    Carrollton Farmers Branch
              Independent School District, GO
              5.10%, 02/15/04                            521,250
   500,000    Judson Independent School District, GO
              5.00%, 02/01/17
              Insured: PSF                               500,000
   300,000    Lone Star Airport Improvement
              Authority, Multiple Mode, Series A-4
              3.10%, 12/01/14 (A)
              LOC: Royal Bank of Canada                  300,000

 Par Value                                                Value
 ---------                                                -----
              Texas (continued)

$  100,000    North Central Health Facility
              Development Corp., Revenue
              Presbyterian Medical Center, Series D
              3.10%, 12/01/15 (A)
              Insured: MBIA
              SPA: NationsBank of Texas              $   100,000
                                                    ------------
                                                       1,421,250
                                                    ------------

              Virginia - 6.16%

   500,000    University of Virginia
              University Revenue, Series A
              5.13%, 06/01/10                            525,000
   750,000    Virginia State Transportation Board
              Transportation Contract Revenue
              Route 28 Project
              6.00%, 04/01/10                            805,313
                                                    ------------
                                                       1,330,313
                                                    ------------

              Washington - 4.94%

   750,000    Seattle Municipal Light &
              Power Revenue, Series B
              5.75%, 08/01/07                            797,813
   250,000    Seattle Water System Revenue
              5.38%, 08/01/09                            269,688
                                                    ------------
                                                       1,067,501
                                                    ------------

              West Virginia - 3.94%

   500,000    West Virginia School Building Authority
              Refunding, Capital Improvement
              5.30%, 07/01/09
              Insured: AMBAC                             536,250
   300,000    West Virginia State Housing
              Development Fund, Housing Finance
              Series A
              5.55%, 11/01/10                            314,250
                                                    ------------
                                                         850,500
                                                    ------------

              Wisconsin - 4.10%

   850,000    Milwaukee Corporate Purpose
              Series A, GO, Prerefunded 06/15/01
              5.50%, 06/15/08                            885,062
                                                    ------------

              Total Municipal Bonds                   20,880,150
              (Cost $20,073,550)                    ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Municipal Bond Fund

Portfolio of Investments (continued)
March 31, 1999

  Shares                                                  Value
  ------                                                  -----

INVESTMENT COMPANY - 2.93%

   633,157    Federated Tax-Exempt Obligations Fund  $   633,157
                                                    ------------

              Total Investment Company                   633,157
                                                    ------------
              (Cost $633,157)

Total Investments - 99.57%                            21,513,307
                                                    ------------
(Cost $20,706,707)

Net Other Assets and Liabilities - 0.43%                  93,555
                                                    ------------
Net Assets - 100.00%                                 $21,606,862
                                                    ============

---------------------------------------------
(A)    Variable rate bond. Rate shown reflects rate in effect at March 31, 1999.

AMBAC  American Municipal Bond Assurance Corp.

FGIC   Financial Guaranty Insurance Corp.

FSA    Financial Security Assurance Corp.

GO     General Obligation

IDA    Industrial Development Authority

LOC    Letter of Credit

MBIA   Municipal Bond Insurance Association

PCR    Pollution Control Revenue

PSF    Permanent School Fund Guaranteed

SPA    Stand-by Purchase Agreement

                       See Notes to Financial Statements.

                       This page left blank intentionally.

--------------------------------------------------------------------------------
Galaxy Fund II

Statements of Assets and Liabilities
March 31, 1999

                                                   Large             Small                              U.S.
                                                  Company           Company          Utility          Treasury          Municipal
                                                Index Fund        Index Fund       Index Fund        Index Fund         Bond Fund
                                               -------------    --------------    -------------    --------------    -------------
ASSETS:
   Investments (Note 2):
     Investments at cost....................   $ 421,343,126    $  273,512,609    $  46,987,020    $  196,439,393    $  20,706,707
     Repurchase agreement...................      28,479,000         6,113,000          364,000         6,174,000               --
     Net unrealized appreciation
      (depreciation) .......................     377,859,274       (20,208,325)       7,615,799           443,278          806,600
                                               -------------    --------------    -------------    --------------    -------------
       Total investments at value...........     827,681,400       259,417,284       54,966,819       203,056,671       21,513,307
     Cash...................................          91,055                --              539               327            2,246
     Receivable for investments sold........       1,248,559         2,985,727               --                --               --
     Receivable for shares sold.............       1,744,536            42,940           79,352         1,140,693          566,302
     Interest and dividend receivables......         853,881           139,519          155,328         3,157,398          308,766
                                               -------------    --------------    -------------    --------------    -------------
       Total Assets.........................     831,619,431       262,585,470       55,202,038       207,355,089       22,390,621
                                               -------------    --------------    -------------    --------------    -------------

LIABILITIES:
   Payable for investments purchased........          82,225         2,195,323               --         4,287,120          758,096
   Payable for shares repurchased...........       1,800,925           336,545           51,860           387,531            1,000
   Payable for daily variation margin
     on futures contracts...................         549,080            39,920               --                --               --
   Due to custodian.........................              --            22,866               --                --               --
   Distributions payable....................              --                --               --           192,814           14,115
   Advisory fee payable (Note 4)............          69,747            22,502            4,869            16,916            4,401
   Sub-account services fee payable (Note 4)           9,506                --               16               548               --
   Administration fee payable (Note 4)......         208,689            65,096           14,559            50,559            6,147
                                               -------------    --------------    -------------    --------------    -------------
       Total Liabilities....................       2,720,172         2,682,252           71,304         4,935,488          783,759
                                               -------------    --------------    -------------    --------------    -------------
NET ASSETS:.................................   $ 828,899,259    $  259,903,218    $  55,130,734    $  202,419,601    $  21,606,862
                                               =============    ==============    =============    ==============    =============

NET ASSETS consist of:
   Par value (Note 3).......................   $      22,464    $       17,071    $       4,131    $       19,207    $       2,041
   Paid-in capital in excess of par value...     440,865,784       267,214,674       47,183,755       204,909,880       21,431,058
   Undistributed net
     investment income......................       1,864,198           371,021           85,930           567,625           22,997
   Accumulated net realized gain (loss) on
     investments sold and futures contracts.       8,404,984        12,596,267          241,119        (3,520,389)        (655,834)
   Unrealized appreciation (depreciation) of
     investments and futures contracts......     377,741,829       (20,295,815)       7,615,799           443,278          806,600
                                               -------------    --------------    -------------    --------------    -------------
TOTAL NET ASSETS............................   $ 828,899,259    $  259,903,218    $  55,130,734    $  202,419,601    $  21,606,862
                                               =============    ==============    =============    ==============    =============

Shares of beneficial interest outstanding...      22,464,161        17,070,975        4,130,883        19,207,022        2,040,770

NET ASSET VALUE,
   offering and redemption price per share
   (Net Assets / Shares Outstanding)........   $       36.90    $        15.22    $       13.35    $        10.54    $       10.59
                                               =============    ==============    =============    ==============    =============

                       See Notes to Financial Statements.

Galaxy Fund II

Statements of Operations
For the year ended March 31, 1999

                                                   Large             Small                              U.S.
                                                  Company           Company          Utility          Treasury          Municipal
                                                Index Fund        Index Fund       Index Fund        Index Fund         Bond Fund
                                               -------------    --------------    -------------    --------------    -------------
INVESTMENT INCOME:
   Interest (Note 2)........................   $   1,371,883    $      451,901    $      18,505    $    9,835,407    $     918,248
   Dividends (Note 2).......................       9,511,672         2,619,432        2,314,146                --               --
                                               -------------    --------------    -------------    --------------    -------------
     Total investment income................      10,883,555         3,071,333        2,332,651         9,835,407          918,248
                                               -------------    --------------    -------------    --------------    -------------

EXPENSES:
   Investment advisory fee (Note 4).........         691,409           320,032           56,600           158,811           46,712
   Sub-account services fee (Note 4)........         465,587             9,795              124            15,943               --
   Administration fee (Note 4)..............       2,074,227           960,095          169,800           476,434           65,396
   Trustees' fee (Note 4)...................          14,963             6,910            1,224             3,441              404
                                               -------------    --------------    -------------    --------------    -------------
     Total expenses before reimbursement....       3,246,186         1,296,832          227,748           654,629          112,512
                                               -------------    --------------    -------------    --------------    -------------
     Less: reimbursement by
       sub-administrator (Note 4)...........         (14,963)           (6,910)          (1,224)           (3,441)            (404)
                                               -------------    --------------    -------------    --------------    -------------
     Total expenses net of reimbursement....       3,231,223         1,289,922          226,524           651,188          112,108
                                               -------------    --------------    -------------    --------------    -------------
NET INVESTMENT INCOME.......................       7,652,332         1,781,411        2,106,127         9,184,219          806,140
                                               -------------    --------------    -------------    --------------    -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain on investments sold....       9,259,600        28,454,160        1,091,382         1,324,345          205,546
   Net realized gain (loss) on
    futures contracts ......................         232,137        (2,331,320)              --                --               --
   Net change in unrealized appreciation
     (depreciation) on investments
     and futures contracts..................     103,150,294      (101,734,129)      (4,268,548)       (2,789,656)         (85,148)
                                               -------------    --------------    -------------    --------------    -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS..................     112,642,031       (75,611,289)      (3,177,166)       (1,465,311)         120,398
                                               -------------    --------------    -------------    --------------    -------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS............   $ 120,294,363    $  (73,829,878)   $  (1,071,039)   $    7,718,908    $     926,538
                                               =============    ==============    =============    ==============    =============

                                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
Galaxy Fund II

Statements of Changes in Net Assets

                                                              Large Company Index Fund                Small Company Index Fund
                                                           -------------------------------        -------------------------------
                                                                Years ended March 31,                   Years ended March 31,
                                                                1999             1998                  1999              1998
                                                           -------------    --------------        --------------    -------------
NET ASSETS at beginning of period......................... $ 626,739,815     $ 421,651,872        $  399,161,589    $ 309,473,671
                                                           -------------    --------------        --------------    -------------
Increase (Decrease) in net assets resulting from operations:
   Net investment income..................................     7,652,332         7,524,790             1,781,411        3,545,135
   Net realized gain on investments sold
     and futures contracts................................     9,491,737         8,934,766            26,122,840      123,203,202
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts..   103,150,294       183,848,113          (101,734,129)      (3,093,193)
                                                           -------------    --------------        --------------    -------------
     Net increase (decrease) in net assets
       resulting from operations..........................   120,294,363       200,307,669           (73,829,878)     123,655,144
                                                           -------------    --------------        --------------    -------------

Dividends to shareholders from:
   Net investment income..................................    (7,495,542)       (8,106,897)           (1,496,765)      (4,299,224)
   Net realized gain on investments.......................    (8,218,686)      (24,866,874)          (25,318,420)    (125,397,558)
   Return of capital......................................            --                --                    --               --
                                                           -------------    --------------        --------------    -------------
     Total Dividends......................................   (15,714,228)      (32,973,771)          (26,815,185)    (129,696,782)
                                                           -------------    --------------        --------------    -------------

Share transactions:
   Net proceeds from sales of shares......................   270,792,138       125,916,092           172,983,187      154,300,377
   Issued to shareholders in reinvestment
     of dividends.........................................    14,297,984        30,476,182            25,680,426      124,421,641
   Cost of shares repurchased.............................  (187,510,813)     (118,638,229)         (237,276,921)    (182,992,462)
                                                           -------------    --------------        --------------    -------------
     Net increase (decrease) in net assets from
      share transactions                                      97,579,309        37,754,045           (38,613,308)      95,729,556
                                                           -------------    --------------        --------------    -------------
     Net increase (decrease) in net assets................   202,159,444       205,087,943          (139,258,371)      89,687,918
                                                           -------------    --------------        --------------    -------------

NET ASSETS at end of period (including line A)............ $ 828,899,259     $ 626,739,815        $  259,903,218    $ 399,161,589
                                                           =============    ==============        ==============    =============

   (A) Accumulated undistributed
         net investment income............................ $   1,864,198     $   1,707,408        $      371,021    $      86,375
                                                           =============    ==============        ==============    =============

OTHER INFORMATION:
Share transactions:
   Sold...................................................     8,069,826         4,489,641             9,167,908        6,733,472
   Issued to shareholders in reinvestment
     of dividends.........................................       420,937         1,105,389             1,645,232        6,874,116
   Repurchased............................................    (5,660,093)       (4,220,133)          (12,997,298)      (8,022,886)
                                                           -------------    --------------        --------------    -------------
     Net increase (decrease) in shares outstanding........     2,830,670         1,374,897            (2,184,158)       5,584,702
                                                           =============    ==============        ==============    =============

                       See Notes to Financial Statements.

           Utility Index Fund                   U.S. Treasury Index Fund                  Municipal Bond Fund
   -----------------------------------    -----------------------------------     -----------------------------------
          Years ended March 31,                   Years ended March 31,                  Years ended March 31,
         1999              1998                  1999              1998                 1999              1998
     -------------    --------------        --------------    -------------         -------------    --------------

     $  55,864,298    $   45,582,419        $  118,367,938    $ 111,312,677         $  18,146,608    $   19,921,203
     -------------    --------------        --------------    -------------         -------------    --------------

         2,106,127         2,075,208             9,184,219        6,960,733               806,140           869,063

         1,091,382         2,929,533             1,324,345          784,427               205,546           133,115

        (4,268,548)       11,329,523            (2,789,656)       4,886,494               (85,148)          552,377
     -------------    --------------        --------------    -------------         -------------    --------------

        (1,071,039)       16,334,264             7,718,908       12,631,654               926,538         1,554,555
     -------------    --------------        --------------    -------------         -------------    --------------

        (2,020,197)       (2,264,013)           (9,184,219)      (6,965,049)             (806,140)         (869,844)
          (576,213)       (3,048,725)                   --               --                    --                --
                --          (269,715)                   --               --                    --                --
     -------------    --------------        --------------    -------------         -------------    --------------
        (2,596,410)       (5,582,453)           (9,184,219)      (6,965,049)             (806,140)         (869,844)
     -------------    --------------        --------------    -------------         -------------    --------------

         8,778,290         5,123,255           140,419,018       23,508,142             7,052,544         1,759,683

         2,378,235         5,236,180             7,082,284        5,296,251               673,733           762,023
        (8,222,640)      (10,829,367)          (61,984,328)     (27,415,737)           (4,386,421)       (4,981,012)
     -------------    --------------        --------------    -------------         -------------    --------------
         2,933,885          (469,932)           85,516,974        1,388,656             3,339,856        (2,459,306)
     -------------    --------------        --------------    -------------         -------------    --------------
          (733,564)       10,281,879            84,051,663        7,055,261             3,460,254        (1,774,595)
     -------------    --------------        --------------    -------------         -------------    --------------

     $  55,130,734    $   55,864,298        $  202,419,601    $ 118,367,938         $  21,606,862    $   18,146,608
     =============    ==============        ==============    =============         =============    ==============

     $      85,930    $           --        $      567,625    $     441,464         $      22,997    $       21,436
     =============    ==============        ==============    =============         =============    ==============

           607,668           391,273            13,043,471        2,296,503               668,030           168,434

           164,843           406,414               659,482          469,557                63,633            73,153
          (580,292)         (849,745)           (5,763,875)      (2,645,907)             (417,603)         (476,829)
     -------------    --------------        --------------    -------------         -------------    --------------
           192,219           (52,058)            7,939,078          120,153               314,060          (235,242)
     =============    ==============        ==============    =============         =============    ==============

--------------------------------------------------------------------------------
Large Company Index Fund

Financial Highlights
For a Share outstanding throughout each period

                                                                        Years ended March 31,
                                                   ----------------------------------------------------------------
                                                      1999         1998          1997          1996          1995
                                                   ---------    ---------     ---------     ---------     ---------
Net Asset Value, Beginning of period .......      $   31.92     $   23.09     $   20.06     $   15.76     $   14.36
                                                  ---------     ---------     ---------     ---------     ---------

Income from Investment Operations:
   Net investment income(1) ................           0.35          0.40          0.43          0.38          0.37
   Net realized and unrealized gain
     on investments and futures contracts ..           5.38         10.23          3.41          4.57          1.73
                                                  ---------     ---------     ---------     ---------     ---------
       Total from Investment Operations ....           5.73         10.63          3.84          4.95          2.10
                                                  ---------     ---------     ---------     ---------     ---------

Less Dividends:
   Dividends from net investment income ....          (0.36)        (0.44)        (0.38)        (0.31)        (0.37)
   Dividends from net realized capital gains          (0.39)        (1.36)        (0.43)        (0.34)        (0.33)
                                                  ---------     ---------     ---------     ---------     ---------
       Total Dividends .....................          (0.75)        (1.80)        (0.81)        (0.65)        (0.70)
                                                  ---------     ---------     ---------     ---------     ---------
Net increase in net asset value ............           4.98          8.83          3.03          4.30          1.40
                                                  ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of period .............      $   36.90     $   31.92     $   23.09     $   20.06     $   15.76
                                                  =========     =========     =========     =========     =========

Total Return ...............................          18.15%        47.29%        19.32%        31.80%        15.07%

Ratios/Supplemental Data:
Net assets, End of period (in 000's) .......      $ 828,899     $ 626,740     $ 421,652     $ 240,689     $ 147,597
Ratios to average net assets:
   Net investment income including
     reimbursement .........................           1.11%         1.44%         2.19%         2.11%         2.48%
   Operating expenses including
     reimbursement .........................           0.47%         0.40%         0.40%         0.40%         0.40%
   Operating expenses excluding
     reimbursement .........................           0.47%         0.40%         0.40%         0.41%         0.41%
Portfolio turnover rate ....................              3%            3%           11%            5%            7%

---------------------------------------------------------------

(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 was $0.35, $0.40, $0.43, $0.38 and $0.37, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Company Index Fund

Financial Highlights
For a Share outstanding throughout each period

                                                                             Years ended March 31,
                                                        --------------------------------------------------------------
                                                           1999         1998*        1997         1996         1995
                                                        ---------    ---------    ---------     ---------    ---------
Net Asset Value, Beginning of period..............      $  20.73     $  22.64     $  22.30      $  17.62     $  17.49
                                                        --------     --------     --------      --------     --------

Income from Investment Operations:
   Net investment income(1).......................          0.10         0.27         0.38          0.32         0.32
   Net realized and unrealized gain (loss)
     on investments and futures contracts.........         (4.04)        7.64         1.76          5.07         0.91
                                                        --------     --------     --------      --------     --------
       Total from Investment Operations...........         (3.94)        7.91         2.14          5.39         1.23
                                                        --------     --------     --------      --------     --------

Less Dividends:
   Dividends from net investment income...........         (0.09)       (0.33)       (0.34)        (0.38)      (0.32)
   Dividends from net realized capital gains......         (1.48)       (9.49)       (1.46)        (0.33)      (0.78)
                                                        --------     --------     --------      --------     --------
       Total Dividends............................         (1.57)       (9.82)       (1.80)        (0.71)       (1.10)
                                                        --------     --------     --------      --------     --------
Net increase (decrease) in net asset value........         (5.51)       (1.91)        0.34          4.68         0.13
                                                        --------     --------     --------      --------     --------
Net Asset Value, End of period....................      $  15.22     $  20.73     $  22.64      $  22.30     $  17.62
                                                        ========     ========     ========      ========     ========

Total Return......................................        (19.19)%      41.22%       9.60%         30.85%        7.60%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)..............      $259,903     $399,162     $309,474      $291,724     $235,295
Ratios to average net assets:
   Net investment income including
     reimbursement................................          0.56%        0.97%        1.59%         1.52%        1.72%
   Operating expenses including
     reimbursement................................          0.40%        0.40%        0.40%         0.40%        0.40%
   Operating expenses excluding
     reimbursement................................          0.41%        0.40%        0.40%         0.41%        0.40%
Portfolio turnover rate...........................            22%          99%           8%           14%          10%

---------------------------------------------------

* At a Special Meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company Index to the Standard & Poor's Small Cap 600 Stock Price Index.

(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 was $0.10, $0.27, $0.38, $0.31 and $0.31, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Utility Index Fund

Financial Highlights
For a Share outstanding throughout each period

                                                                                       Years ended March 31,
                                                                --------------------------------------------------------------
                                                                   1999         1998*        1997       1996         1995
                                                                ---------    ---------    ---------   ---------    ---------

Net Asset Value, Beginning of period......................       $ 14.18      $ 11.42      $ 12.03     $  9.88      $  9.99
                                                                 -------      -------      -------     -------      -------

Income from Investment Operations:
   Net investment income(1)...............................          0.53         0.54         0.49        0.44         0.47
   Net realized and unrealized gain (loss) on investments.         (0.71)        3.71        (0.09)       2.15        (0.03)
                                                                 -------      -------      -------     -------      -------
       Total from Investment Operations...................         (0.18)        4.25         0.40        2.59         0.44
                                                                 -------      -------      -------     -------      -------

Less Dividends:
   Dividends from net investment income...................         (0.51)       (0.60)       (0.46)      (0.44)       (0.46)
   Dividends from net realized capital gains..............         (0.14)       (0.82)       (0.55)         --        (0.08)
   Dividends in excess of net
     realized capital gains...............................            --           --           --          --        (0.01)
   Return of capital......................................            --        (0.07)          --          --           --
                                                                 -------      -------      -------     -------      -------
       Total Dividends....................................         (0.65)       (1.49)       (1.01)      (0.44)       (0.55)
                                                                 -------      -------      -------     -------      -------
Net increase (decrease) in net asset value................         (0.83)        2.76        (0.61)       2.15        (0.11)
                                                                 -------      -------      -------     -------      -------
Net Asset Value, End of period............................       $ 13.35      $ 14.18      $ 11.42     $ 12.03      $  9.88
                                                                 =======      =======      =======     =======      =======

Total Return..............................................         (1.53)%      39.07%        3.46%      26.61%        4.67%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)......................       $55,131      $55,864      $45,582     $56,383      $52,831
Ratios to average net assets:
   Net investment income including
     reimbursement........................................          3.72%        4.24%        3.96%       3.79%        4.62%
   Operating expenses including
     reimbursement........................................          0.40%        0.40%        0.40%       0.40%        0.40%
   Operating expenses excluding
     reimbursement........................................          0.40%        0.40%        0.40%       0.41%        0.41%
Portfolio turnover rate...................................             8%          72%         170%         12%           5%

------------------------------------------------------------

* At a Special Meeting of Shareholders of the Utility Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell 1000 Utility Index to the Standard & Poor's Utilities Composite Stock Price Index.

(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 was $0.53, $0.54, $0.49, $0.44 and $0.47, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
U.S. Treasury Index Fund

Financial Highlights
For a Share outstanding throughout each period

                                                                                Years ended March 31,
                                                           --------------------------------------------------------------
                                                              1999         1998         1997         1996         1995
                                                           ---------    ---------    ---------     ---------    ---------

Net Asset Value, Beginning of period.....................   $  10.50     $   9.99     $  10.24      $   9.91     $  10.38
                                                            --------     --------     --------      --------     --------

Income from Investment Operations:
   Net investment income(1)..............................       0.61         0.63         0.64          0.66         0.65
   Net realized and unrealized gain (loss) on investments       0.05         0.51        (0.25)         0.33        (0.29)
                                                            --------     --------     --------      --------     --------
       Total from Investment Operations..................       0.66         1.14         0.39          0.99         0.36
                                                            --------     --------     --------      --------     --------

Less Dividends:
   Dividends from net investment income..................      (0.62)       (0.63)       (0.64)        (0.65)       (0.66)
   Dividends in excess of net
     investment income...................................      --           --           --            (0.01)       (0.01)
   Dividends in excess of net realized capital gains.....      --           --           --            --           (0.16)
                                                            --------     --------     --------      --------     --------
       Total Dividends...................................      (0.62)       (0.63)       (0.64)        (0.66)       (0.83)
                                                            --------     --------     --------      --------     --------
Net increase (decrease) in net asset value...............       0.04         0.51        (0.25)         0.33        (0.47)
                                                            --------     --------     --------      --------     --------
Net Asset Value, End of period...........................   $  10.54     $  10.50     $   9.99      $  10.24     $   9.91
                                                            ========     ========     ========      ========     ========

Total Return.............................................       6.38%       11.72%        3.91%        10.09%        3.81%

Ratios/Supplemental Data:
Net assets, End of period (in 000's).....................   $202,420     $118,368     $111,313      $124,944     $104,251
Ratios to average net assets:
   Net investment income including
     reimbursement.......................................       5.77%        6.12%        6.31%         6.35%        6.43%
   Operating expenses including
     reimbursement.......................................       0.41%        0.40%        0.40%         0.40%        0.40%
   Operating expenses excluding
     reimbursement.......................................       0.41%        0.40%        0.40%         0.41%        0.41%
Portfolio turnover rate..................................         70%          79%          39%           35%          50%

-----------------------------------------------------

(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 was $0.61, $0.63, $0.64, $0.66 and $0.65, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Municipal Bond Fund

Financial Highlights
For a Share outstanding throughout each period

                                                                                  Years ended March 31,
                                                             --------------------------------------------------------------
                                                                1999         1998         1997         1996         1995
                                                             ---------    ---------    ---------     ---------    ---------

Net Asset Value, Beginning of period......................   $ 10.51      $ 10.15      $ 10.20       $  9.94      $  9.89
                                                             -------      -------      -------       -------      -------

Income from Investment Operations:
   Net investment income(1)...............................      0.46         0.47         0.47          0.46         0.46
   Net realized and unrealized gain (loss) on investments.      0.08         0.36        (0.05)         0.26         0.05
                                                             -------      -------      -------       -------      -------
       Total from Investment Operations...................      0.54         0.83         0.42          0.72         0.51
                                                             -------      -------      -------       -------      -------

Less Dividends:
   Dividends from net investment income...................     (0.46)       (0.47)       (0.47)        (0.46)       (0.46)
   Dividends from net realized capital gains..............        --           --           --            --           --
                                                             -------      -------      -------       -------      -------
       Total Dividends....................................     (0.46)       (0.47)       (0.47)        (0.46)       (0.46)
                                                             -------      -------      -------       -------      -------
Net increase (decrease) in net asset value................      0.08         0.36        (0.05)         0.26         0.05
                                                             -------      -------      -------       -------      -------
Net Asset Value, End of period............................   $ 10.59      $ 10.51      $ 10.15       $ 10.20      $  9.94
                                                             =======      =======      =======       =======      =======

Total Return..............................................      5.20%        8.29%        4.15%         7.36%        5.34%

Ratios/Supplemental Data:
Net assets, End of period (in 000's)......................   $21,607      $18,147      $19,921       $22,478      $24,560
Ratios to average net assets:
   Net investment income including
     reimbursement........................................      4.31%        4.49%        4.57%         4.54%        4.72%
   Operating expenses including
     reimbursement........................................      0.60%        0.60%        0.60%         0.60%        0.60%
   Operating expenses excluding
     reimbursement........................................      0.60%        0.60%        0.60%         0.61%        0.63%
Portfolio turnover rate...................................        43%          28%           7%            2%          47%

------------------------------------------------------------

(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 was $0.46, $0.46, $0.47, $0.47, $0.46 and $0.46, respectively.

                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization:

Galaxy Fund II ("Galaxy II" or the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of the Large Company Index Fund, the Small Company Index Fund, the Utility Index Fund, the U.S. Treasury Index Fund, and the Municipal Bond Fund (individually a "Fund," collectively the "Funds").

2. Significant Accounting Policies:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Portfolio Valuation: Listed investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees at the last quoted sale price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Debt securities of U.S. issuers (other than U.S. Government securities and short-term securities), including municipal securities, are valued at the mean between the quoted bid price and the asked price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued based on fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Futures Contracts: Each Fund, except the U.S. Treasury Index Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Index Fund and the Municipal Bond Fund, declared and paid quarterly for the Utility Index Fund and declared and paid annually for the Small Company Index Fund and the Large Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending March 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal tax provision is recorded.

Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

3. Shares of Beneficial Interest:

The Trust's Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, with $0.001 par value. The Trust's shares are classified into five series.

4. Investment Advisory, Administration and Distribution Agreements:

The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides advisory services for a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.25% of the average daily net assets of the Municipal Bond Fund.

The Trust and Fleet National Bank (the "Administrator"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an administration agreement. Under the agreement, the Administrator is responsible for the payment of all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation, to which the Trust may be a party. For its services as administrator, the Administrator receives a fee at an annual rate of 0.30% of the average daily net assets of each of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.35% of the average daily net assets of the Municipal Bond Fund.

The Administrator has entered into a sub-administration agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation ("First Data"), under which Investor Services Group provides administrative, accounting and transfer agent services to the Trust. The Administrator bears the fees of Investor Services Group for serving in this capacity.

First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data, acts as the exclusive distributor of the Trust's shares.

The Trust and Investor Services Group may enter into agreements with one or more entities, including the Administrator and affiliates of the Investment Advisor, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to shares of the Funds held by defined contribution plans. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the Funds pay Investor Services Group out-of-pocket transfer agency expenses (i.e. sub-account services fee) in an amount equal to these fees.

Certain officers of the Trust are officers of Investor Services Group and/or FD Distributors. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, Trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("VIP") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and VIP an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and VIP are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and VIP based on their relative net assets.

Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Investor Services Group voluntarily agreed to reimburse the Funds for Trustees' fees. Investor Services Group, at its discretion, may revise or discontinue the voluntary expense reimbursement at any time.

5. Securities Transactions:

The cost of purchases and the proceeds from sales of securities (excluding short-term investments and futures contracts) for the year ended March 31, 1999 for each Fund were as follows:

                                      U.S. Government                          Other Investment
                                         Securities                               Securities
                                 ----------------------------            ---------------------------
                                   Purchases         Sales                  Purchases         Sales
                                 -----------     -----------             ------------      -----------
Large Company Index...........   $         --    $        --             $ 96,940,320     $ 19,430,507
Small Company Index...........             --             --               67,656,035      129,368,674
Utility Index.................             --             --                6,890,141        4,472,846
U.S. Treasury Index...........    192,694,375    108,685,591                       --               --
Municipal Bond................             --             --               10,679,564        7,960,951

The aggregate cost, gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at March 31, 1999 for each Fund were as follows:

                                     Cost         Appreciation        (Depreciation)            Net
                                ----------------------------------------------------------------------
Large Company Index             $ 450,110,339    $ 395,627,902      $  (18,056,841)       $377,571,061
Small Company Index               279,772,165       46,015,317         (66,370,198)        (20,354,881)
Utility Index                      47,385,247        9,690,858          (2,109,286)          7,581,572
U.S. Treasury Index               202,722,159        3,406,724          (3,072,212)            334,512
Municipal Bond                     20,706,707          826,297             (19,697)            806,600

During the fiscal year ended March 31, 1999, the Large Company Index Fund, the Small Company Index Fund and the Utility Index Fund made distributions from long-term capital gains of $7,407,507, $14,079,854 and $528,798, respectively.

At March 31, 1999, the following Funds had capital loss carryforwards:

                             Capital loss      Expiration
                             Carryforward         Date
                             ------------      ---------
U.S. Treasury Index......  $  2,863,608           2003
                                548,015           2004
Municipal Bond...........       452,493           2003
                                203,341           2004

6. Financial Instruments:

The Large Company Index, Small Company Index and Utility Index Funds may enter into stock index futures contracts that are traded on a national exchange. These Funds will enter into stock index futures contracts only for bona fide hedging purposes or as otherwise permitted by the Commodities Futures Trading Commission ("CFTC"). If permitted, these Funds may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the securities in the underlying index. The Municipal Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts only for bona fide hedging purposes or as otherwise permitted by CFTC regulations. In addition, the Municipal Bond Fund may purchase put or call options on interest rate and municipal bond index futures contracts, which are traded on a United States exchange, as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will segregate assets to cover its commitments on purchased futures contracts.

Risks associated with using financial instruments such as futures as a hedge include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or the inability of counterparties to perform under the terms of the contract.

7. Concentration of Credit Risk:

The Utility Index Fund concentrates its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

8. Change of Accountants (unaudited):

On January 13, 1999, the Trust dismissed PricewaterhouseCoopers LLP ("PwC") as the Trust's independent auditors for fiscal years beginning on or after such date by action of the Trust's Board of Trustees upon the recommendation of a Special Committee of the Board. Following this dismissal, on March 3, 1999, PwC resigned as the Trust's independent auditors for the fiscal year ending March 31, 1999. PwC's reports on the Trust's financial statements for the fiscal years ended March 31, 1998 and March 31, 1997 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended March 31, 1998 and March 31, 1997 and the interim period commencing April 1, 1998 and ending March 3, 1999, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On January 13, 1999, the Trust by action of its Board of Trustees upon the recommendation of a Special Committee of the Board engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Trust's financial statements for the fiscal year ending March 31, 2000. Following PwC's March 3, 1999 resignation as the Trust's independent auditors for the fiscal year ending March 31, 1999, on March 4, 1999, the Trust by action of its Board of Trustees engaged E&Y as the independent auditors to audit the Trust's financial statements for the fiscal year ending March 31, 1999. During the Trust's fiscal years ended March 31, 1998 and March 31, 1997 and the interim period commencing April 1, 1998 and ending March 3, 1999, neither the Trust nor anyone on its behalf has consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or
(ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said Item 304).

9. Special Meeting of Shareholders-Utility Index Fund (unaudited):

A Special Meeting of Shareholders (the "Meeting") of the Trust's Utility Index Fund (the "Fund") was held on December 11, 1998. At the Meeting, shareholders of the Fund approved a change in the Fund's sub-classification from diversified to non-diversified and the elimination of related investment limitations. The results of the vote (by shares) were as follows:

        For             Against          Abstain
        ---             -------          -------
   1,873,443.978      162,713.430      98,344.251

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees of Galaxy Fund II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Galaxy Fund II (comprising, respectively, the Large Company Index Fund, Small Company Index Fund, Utility Index Fund, U.S. Treasury Index Fund and Municipal Bond Fund) as of March 31, 1999, and the related statements of operations, the changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended March 31, 1998 and the financial highlights for the four years then ended were audited by other auditors whose report dated May 8, 1998, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Galaxy Fund II at March 31, 1999, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 1999

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--------------------------------------------------------------------------------
Shareholder Information

                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                               Vice President and
                               Assistant Treasurer

                                William Greilich
                                 Vice President

                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR
                               Fleet National Bank
                                50 Kennedy Plaza
                                   Providence,
                             Rhode Island 02903-2305

For complete information, and before making an investment decision on any of the Funds of Galaxy Fund II, you should request a prospectus from First Data Distributors, Inc. by calling 1-877-BUY-GALAXY (1-877-289-4252). This report is submitted for the general information of shareholders of Galaxy Fund II. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of Galaxy Fund II, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.

                                [RECYCLE SYMBOL]

                   This report was printed on recycled paper.

[back cover]

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